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                                                                    EXHIBIT 10.7

11/17/03
11/18/03
12/16/03
12/17/03
01/19/04
01/20/04
                             OFFICE/WAREHOUSE LEASE

     THIS INDENTURE of lease, dated this 30th day of January, 2004, by and between OPUS NORTHWEST, L.L.C., a Delaware limited liability company, owner of the Office/Warehouse Complex (as hereinafter defined), hereinafter referred to as "Lessor," and CHIEF MANUFACTURING, INC., a Minnesota corporation, hereinafter referred to as "Lessee."

                                   WITNESSETH:

     That Lessor, in consideration of the rents and covenants hereinafter set forth, does hereby lease and let unto Lessee, and Lessee does hereby hire and take from Lessor, that certain space shown and designated on the floor plan attached hereto and made a part hereof as Exhibit A, located in the Office/Warehouse Complex known and described as Eagle Creek Commerce Center West located at 8401 Eagle Creek Parkway, Savage, Minnesota 55378. The area upon which rental is calculated includes all areas within the outside edge of outside walls and to the center of demising walls (or to demising lines if no demising wall exists) common with other tenants or with vacant space and Lessee's proportionate share of the common electrical and mechanical rooms in the Office/Warehouse Complex. The aforesaid space leased and let unto Lessee is hereinafter referred to as the "Premises"; and the land (including all easement areas appurtenant thereto) upon which the building or buildings of which the Premises are a part is hereinafter referred to as the "Property"; and the Property and all buildings and improvements and personal property of Lessor used in connection with the operation or maintenance thereof located therein and thereon and the appurtenant parking facilities, if any, are hereinafter called the "Office/Warehouse Complex."

     TO HAVE AND TO HOLD THE SAME PREMISES, without any liability or obligation on the part of Lessor to make any alterations, improvements or repairs of any kind on or about the Premises, except as expressly provided herein, for a term of five (5) years, zero (0) months, commencing on the 1st day of May, 2004 and ending on the 30th day of April, 2009, unless sooner terminated, in the manner provided hereinafter, to be occupied and used by Lessee for office/warehouse purposes and for no other purpose, subject to the covenants and agreements hereinafter contained.

ARTICLE I. BASE RENT: In consideration of the leasing aforesaid, Lessee agrees to pay to Lessor, at 10350 Bren Road West, Minnetonka, Minnesota 55343, or at such other place as Lessor from time to time may designate in writing, an annual rental of Six Hundred Fifteen Thousand Five Hundred Thirty-Seven and 00/100 Dollars ($615,537.00), sometimes hereinafter referred to as the "Base Rent," payable monthly, in advance, in equal installments of Fifty-One

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Thousand Two Hundred Ninety-Four and 75/100 Dollars ($51,294.75), commencing on the first day of the term and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term. If the term commences on a date other than the first day of a calendar month or ends on a date other than the last day of a calendar month, monthly rent for the first month of the term or the last month of the term, as the case may be, shall be prorated based upon the ratio that the number of days in the term within such month bears to the total number of days in such month.

ARTICLE II. ADDITIONAL RENT: In addition to the Base Rent payable by Lessee under the provisions of Article I hereof, Lessee shall pay to Lessor "Additional Rent" as hereinafter provided for in this Article II

     For purposes of this Article II, the parties hereto agree upon the following definitions:

A. The term "Lease Year" shall mean each of those calendar years commencing with and including the year during which the term of this Lease commences, and ending with the calendar year during which the term of this Lease (including any extensions or renewals) terminates.

B. The term "Real Estate Taxes" shall mean and include all personal property taxes of Lessor relating to Lessor's personal property located in the Office/Warehouse Complex and used or useful in connection with the operation and maintenance thereof, real estate taxes, and installments of special assessments, including interest thereon, relating to the Property and Office/Warehouse Complex, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Office/Warehouse Complex is located or any political subdivision thereof, against Lessor or all or any part of the Office/Warehouse Complex as a result of Lessor's ownership of the Property or Office/Warehouse Complex, and payable during the respective Lease Year. It shall not include any net income tax, estate tax, or inheritance tax.

C. The term "Excess Real Estate Taxes" for an applicable Lease Year shall mean the amount of Real Estate Taxes payable during such applicable Lease Year in excess of the sum of $-0-.

D. The term "Operating Expenses" shall mean and include all expenses reasonably incurred with respect to the maintenance and operation of the Property and Office/Warehouse Complex as determined by Lessor's accountant in accordance with generally accepted accounting principles consistently followed, including, but not limited to, insurance premiums, maintenance and repair costs, steam, electricity, water, sewer, gas, and other utility charges, fuel, lighting, window washing, common area janitorial services, common area trash and rubbish removal, wages payable to employees of Lessor whose duties are connected with the operation and maintenance of the Property and Office/Warehouse Complex (but only for the portion of their time


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     allocable to work related to the Office/Warehouse Complex), amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Property and Office/Warehouse Complex, all costs of uniforms, supplies and materials used in connection with the operation and maintenance of the Property and Office/Warehouse Complex, all payroll taxes, unemployment insurance costs, vacation allowances, and the cost of providing disability insurance or benefits, pensions, profit sharing benefits, hospitalization, retirement or other so-called fringe benefits, and any other expense imposed on Lessor, its contractors or subcontractors, pursuant to law or pursuant to any collective bargaining agreement covering such employees, all services, supplies, repairs, replacements or other expenses for maintaining and operating the Office/Warehouse Complex, reasonable attorney's fees and costs in connection with appeal or contest of real estate or other taxes or levies, and such other expenses as may be ordinarily incurred in the operation and maintenance of an office/warehouse complex and not specifically set forth herein, including reasonable management fees, such management fees not to exceed 4% of gross rental income. The term
     "Operating Expenses" shall not include any capital improvement to the Office/Warehouse Complex other than replacements required for normal maintenance and repair, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other insured casualty, expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses, expenses for renovating space for new tenants, legal expenses incident to enforcement by Lessor of the terms of any lease, interest or principal payments on any mortgage or other indebtedness of Lessor, depreciation allowance or expense or any of the following:

     (a) Cost items otherwise includable in Operating Expenses which are reimbursed to Lessor by insurance, less the out-of-pocket costs of collection;

     (b)  Bad debt loss, rent loss or reserves for bad debts or rent loss;

     (c) Costs of products and services otherwise includable in Operating Expenses but which represents an amount paid to an affiliate of Lessor or an affiliate of any partner or shareholder or member of Lessor, to the extent the same is in excess of the fair market value of said item (subject to the specific provision herein related to permissible management fee);

     (d) Interest or penalties incurred as a result of Lessor's failure to pay costs otherwise included in Operating Expenses as the same shall become due.

     (e) Costs or expenses incurred by Lessor which represent amounts spent by Lessor in bad faith;

     (f) Wages, salaries, bonuses or fringe benefits of the asset manager, Lessor's or its management company's executives (except as may be included in the management fee permitted above), general manager, or other executives of Lessor


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          or its management company above the grade of Property Manager in respect to the Office/Warehouse Complex;

     (g) Costs of tenant improvements for any rentable area of the Office/Warehouse Complex.

     (h) Costs related to removing or remediation of so-called hazardous materials, other than routine disposal of contaminants such as fluorescent tubes and ballasts.

     (i)  Costs of marketing and promotional expenses.

     (j) Fees, costs and commissions incurred in procuring or attempting to procure other tenants, including, but not limited to, brokers' commissions, finders' fees, attorneys' fees, entertainment costs and travel expenses related thereto.

     (j) Any expenses for repairs or maintenance which are covered and paid by warranties and guarantees.

     Notwithstanding the foregoing, in the event Lessor installs equipment in or makes improvements or alterations to the Office/Warehouse Complex which are for the purpose of reducing energy costs, maintenance costs or other Operating Expenses or which are required under any governmental laws, regulations, or ordinances which were not required at the date of commencement of the term of this Lease, Lessor may include in Operating Expenses reasonable charges for interest on such investment and reasonable charges for depreciation on the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight line basis. Operating Expenses shall also be deemed to include expenses incurred by Lessor in connection with city sidewalks adjacent to the Property and any pedestrian walkway system (either above or below ground) or other public facility to which Lessor or the Office/Warehouse Complex is from time to time subject in connection with operations of the Property and Office/Warehouse Complex.

     Lessor shall use reasonable effort to cause the Office/Warehouse Complex to be operated in accordance with prudent property management standards.

E. The term "Excess Operating Expenses" shall mean the amount of Operating Expenses for any applicable Lease Year in excess of the sum of $-0-.

F. The term "Lessee's Pro Rata Share of Excess Real Estate Taxes" shall mean eighty-two and 03/100ths percent (82.03%) of the Excess Real Estate Taxes payable during the applicable Lease Year, and the term "Lessee's Pro Rata Share of Excess Operating Expenses" shall mean eighty-two and 03/100ths percent (82.03%) of the Excess Operating Expenses for the applicable Lease Year. Said percentages have been agreed upon by the parties hereto after due consideration of the rentable area of the Premises compared to the rentable area of the Office/Warehouse Complex; provided, however,


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     Lessee's above percentages for Lessee's Pro Rata Share of Excess Operating
     Expenses and for Lessee's Pro Rata Share of Excess Real Estate Taxes shall be amended for each Lease Year to the percentage which the average rentable area of the Premises bears to the total average rentable area of the Office/Warehouse Complex for such Lease Year

G. Anything herein to the contrary notwithstanding, it is agreed that in the event the Office/Warehouse Complex is not fully occupied during any Lease Year, a reasonable and equitable adjustment shall be made by Lessor in computing the management fee portion of Operating Expenses for such year so that the management fee portion of Operating Expenses shall be adjusted to the amount that would have been incurred had the Office/Warehouse Complex been fully occupied during such year assuming the unoccupied area is leased at average rent prevailing for occupied space.

     As to the Lease Year during which the term of this Lease commences, Lessor's estimated amount of Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessor's estimated amount of Lessee's Pro Rata Share of Excess Operating Expenses (based upon the estimated number of months of the term within such initial Lease Year) shall be the following sums:

     Lessee's Pro Rata Share of Excess Real Estate Taxes $75,832.00

     Lessee's Pro Rata Share of Excess Operating Expenses $44,055.00

     As to each Lease Year after the initial Lease Year, Lessor shall estimate for each such Lease Year (i) the total amount of Excess Real Estate Taxes; (ii) the total amount of Excess Operating Expenses; (iii) Lessee's Pro Rata Share of Excess Real Estate Taxes; (iv) Lessee's Pro Rata Share of Excess Operating Expenses; (v) the computation of the annual and monthly rental payable during such Lease Year as a result of increases or decreases in Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses. Said estimate shall be in writing and shall be delivered or mailed to Lessee at the Premises.

     Lessee shall pay, as Additional Rent, the amount of Lessee's Pro Rata Share of Excess Real Estate Taxes for each Lease Year and Lessee's Pro Rata Share of Excess Operating Expenses for each Lease Year, so estimated, in equal monthly installments, in advance, on the first day of each month during each applicable Lease Year. In the event that said estimate is delivered to Lessee after the first day of January of the applicable Lease Year, said amount, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month over the balance of such Lease Year, with the number of installments being equal to the number of full calendar months remaining in such Lease Year.

     From time to time during any applicable Lease Year, Lessor may reestimate the amount of Excess Real Estate Taxes and Excess Operating Expenses and Lessee's Pro Rata Share thereof, and in such event Lessor shall notify Lessee, in writing, of such reestimate in the manner above set forth and fix monthly installments for the then remaining balance of such Lease Year in


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an amount sufficient to pay the reestimated amount over the balance of such
Lease Year after giving credit for payments made by Lessee on the previous estimate.

     Upon completion of each Lease Year, Lessor shall cause its accountants to determine the actual amount of Excess Real Estate Taxes and Excess Operating Expenses for such Lease Year and Lessee's Pro Rata Share thereof and deliver a written certification of the amounts thereof to Lessee after the end of each Lease Year. If Lessee has paid less than its Pro Rata Share of Excess Real Estate Taxes or its Pro Rata Share of Excess Operating Expenses for any Lease Year, Lessee shall pay the balance of its Pro Rata Share of the same within ten
(10) days after the receipt of such statement. If Lessee has paid more than its Pro Rata Share of Excess Real Estate Taxes or its Pro Rata Share of Excess Operating Expenses for any Lease Year, Lessor shall, at Lessee's option, either
(i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses for the next following Lease Year. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of this Lease during said Lease Year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article II shall be adjusted accordingly.

     Further, Lessee shall pay, also as Additional Rent, any tax or excise on rents, gross receipts tax, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Office/Warehouse Complex is located or any political subdivision thereof, against Lessor in respect to the Base Rent, Additional Rent, or other charges reserved under this Lease or as a result of Lessor's receipt of such rents or other charges accruing under this Lease; provided, however, Lessee shall have no obligation to pay net income taxes of Lessor.

ARTICLE III. OVERDUE AMOUNTS - RENT INDEPENDENT: Any installment of Base Rent, Additional Rent, or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of ten percent (10%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Lessee's covenants to pay the Base Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein contained.

ARTICLE IV. POSSESSION OF PREMISES: If Lessor shall be unable to give possession of the Premises on the date of the commencement of the term because the construction of the Office/Warehouse Complex or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date. The rent reserved and covenant to pay same shall commence on May 1, 2004, and failure to give possession on the date of commencement of the term shall in no way affect the validity of this Lease or the obligations of Lessee hereunder, nor shall the same be construed in any way to


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extend the expiration date of the term. Lack of completion of the Lessee
Improvements shall not prevent commencement of the term and rental payments as set forth above. Lessor shall deliver possession of the Premises at such time as the Lessee Improvements set forth in Article XXX have been substantially completed.

     The acceptance of possession by Lessee shall be deemed conclusively to establish that the Premises and all other improvements of the Office/Warehouse Complex required to be constructed by Lessor for use thereof by Lessee hereunder have been completed unless Lessee notifies Lessor in writing within sixty (60) days after commencement of the term as to any items not completed. Lessee waives any claim as to matters not listed in said notice.

ARTICLE V. SERVICES:

A. All electric lighting bulbs and tubes and all ballasts and starters within the Premises shall be replaced by Lessee at the expense of Lessee.

B. Subject to Article II hereof, Lessor shall provide maintenance in good order, condition and repair of the parking facilities and all driveways leading thereto and keeping the same free from any unreasonable accumulation of snow. Lessor shall keep and maintain the landscaped area and parking facilities in a neat and orderly condition. Lessor reserves the right to designate areas of the appurtenant parking facilities where Lessee, its agents, employees and invitees shall park and may exclude Lessee, its agents, employees and invitees from parking in other areas as designated by Lessor, provided, however, Lessor shall not be liable to Lessee for the failure of any tenant, its invitees, employees, agents, and customers to abide by Lessor's designations or restrictions.

C. Lessee shall provide all cleaning and janitorial services required in respect to the Premises.

     No interruption in, or temporary stoppage of, any of the aforesaid services caused by repairs, renewals, improvements, alterations, strikes, lockouts, labor controversy, accidents, inability to obtain fuel or supplies, or other causes shall be deemed an eviction or disturbance of Lessee's use and possession, or render Lessor liable for damages, by abatement of rent or otherwise or relieve Lessee from any obligation herein set forth. In no event shall Lessor be required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary guidelines or laws, ordinances or regulations of governmental authority.

ARTICLE VI. USE: The Premises shall be used for Office/Warehouse and manufacturing purposes (including paint booth operations), and for carrying on such activities as may be incidental thereto; provided, however, Lessee may not use or occupy the Premises, or knowingly permit the Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy or permit affecting the same, or which would cause structural injury to the Premises or cause the value or usefulness of the Premises, or any part thereof, substantially to


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diminish (reasonable wear and tear excepted) or which would constitute a private or public nuisance or waste, and Lessee agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

ARTICLE VII. CERTAIN RIGHTS RESERVED BY LESSOR: Lessor reserves the following rights exercisable without notice and without liability to Lessee and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession, or giving rise to any claim for setoff or abatement of rent:

A. To control, install, affix and maintain any and all signs on the Property, or on the exterior of the Office/Warehouse Complex and in any common corridors, entrances and other common areas thereof, except those signs within the Premises not visible from outside the Premises.

B. To reasonably designate, limit, restrict and control any service in or to the Office/Warehouse Complex, including but not limited to the designation of sources from which Lessee may obtain sign painting and lettering. Any restriction, designation, limitation or control imposed by reason of this subparagraph shall be imposed uniformly on Lessee and other tenants occupying space in the Office/Warehouse Complex.

C. To retain at all times and to use in appropriate instances keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Lessor, which shall not unreasonably be withheld. This provision shall not apply to Lessee's safes, or other areas maintained by Lessee for the safety and security of monies, securities, negotiable instruments or like items. Notwithstanding the above provisions of this Subparagraph C, in the event Lessee desires that Lessor not have keys to the Premises, Lessee shall pay for the reasonable costs for repair of all damage to doors to the Premises caused by persons attempting to gain entrance in the event of an emergency or perceived emergency.

D. To make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Office/Warehouse Complex, or any part thereof, and for such purposes to enter upon the Premises, and during the continuation of any of said work, to temporarily close doors, entryways, public spaces, and corridors in the Office/Warehouse Complex and to interrupt or temporarily suspend services and facilities. Notwithstanding the above, Lessor shall not make alterations, additions or improvements to the Office/Warehouse Complex which would materially adversely affect Lessee's rights to use the Premises granted herein or Lessee's parking rights or access to the Premises.

E. To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Office/Warehouse Complex and to require all such items to be moved into and out of the Office/Warehouse Complex and the Premises only at such times and in such manner as Lessor shall direct in writing.


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ARTICLE VIII. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make any improvements, alterations, additions or installations in or to the Premises (hereinafter referred to as the "Work") without Lessor's prior written consent, which consent (subject to other provisions in this Article VIII) shall not unreasonably be conditioned, withheld or delayed. Along with any request for Lessor's consent and before commencement of the Work or delivery of any materials to be used in the Work to the Premises or into the Office/Warehouse Complex, Lessee shall furnish Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, and an indemnification in such form and amount as may be reasonably satisfactory to Lessor and a performance bond executed by a commercial surety reasonably satisfactory to Lessor, and in an amount equal to the Work and the payment of all liens for labor and material arising therefrom. Lessee agrees to defend and hold Lessor forever harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said improvements, alterations, additions or installations. All Work shall be done only by contractors or mechanics reasonably approved by Lessor and at such time and in such manner as Lessor may from time to time reasonably designate. All work done by Lessee, its agents, employees, or contractors shall be done in such a manner as to avoid labor disputes. Lessee shall pay the cost of all such improvements, alterations, additions or installations (including a reasonable charge for Lessor's services and for Lessor's inspection and engineering time), and also the cost of painting, restoring, or repairing the Premises and the Office/Warehouse Complex occasioned by such improvements, alterations, additions or installations. Upon completion of the Work, Lessee shall furnish Lessor with contractor's affidavits and full and final waivers of liens, and receipted bills covering all labor and materials expended and used. The Work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities and shall be constructed in a good and workmanlike manner. Lessee shall permit Lessor to inspect construction operations in connection with the Work. Lessee shall not be allowed to make any alterations, modifications, improvements, additions, or installations if such action results or would result in a labor dispute or otherwise would materially interfere with Lessor's operation of the Office/Warehouse Complex. Lessor, by written notice to Lessee given at or prior to termination of this Lease, may require Lessee to remove any improvements, additions or installation installed by Lessee in the Premises at Lessee's sole cost and expense, and repair or restore any damage caused by the installation and removal of such improvements, additions, or installations; provided, however, the only improvements, additions or installations which Lessee shall remove shall be those specified in such notice.

ARTICLE IX. REPAIRS: Lessee shall, during the term of this Lease, at Lessee's expense, keep the Premises in as good order, condition and repair as they were at the time Lessee took possession of the same, reasonable wear and tear and insured damage from fire and other casualties excepted. Lessee shall keep the Premises in a neat and sanitary condition and shall not commit any nuisance or waste on the Premises or in, on, or about the Office/Warehouse Complex, throw foreign substances in the plumbing facilities, or waste any of the utilities furnished by Lessor. All uninsured damage or injury to the Premises, or to the Office/Warehouse Complex caused by Lessee moving furniture, fixtures, equipment, or other devices in or out of the Premises or Office/Warehouse Complex or by installation or removal of furniture, fixtures, equipment, devices or other property of Lessee, its agents, contractors, servants or employees,


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due to carelessness, omission, neglect, improper conduct, or other cause of
Lessee, its servants, employees, agents, visitors, or licensees, shall be repaired, restored and replaced promptly by Lessee at its sole cost and expense to the reasonable satisfaction of Lessor. All repairs, restorations and replacements shall be in quality and class equal to the original work.

     Lessor or its employees, or agents, shall have the right to enter the Premises at any reasonable time or times for the purpose of inspection, cleaning, repairs, altering, or improving the same but nothing contained herein shall be construed as imposing any obligation on Lessor to make any repairs, alterations or improvements which are the obligation of Lessee.

     Lessee shall cooperate during the last month of the term for the express purpose of meeting for a joint inspection of the Premises.

ARTICLE X. INSURANCE: Lessor shall keep the Office/Warehouse Complex insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

(a)  loss or damage by fire; and

(b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Office/Warehouse Complex, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion, and such other coverage as may be deemed necessary by Lessor, providing such additional coverage is obtainable and providing such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Office/Warehouse Complex.

     These insurance provisions shall in no way limit or modify any of the obligations of Lessee under any provision of this Lease. Lessor agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessee and Lessor waives, releases and discharges Lessee from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Office/Warehouse Complex or Lessor's business therein occasioned by fire or other cause, which such claim or demand may arise because of the negligence or fault of Lessee, its agents, employees, customers or business invitees, or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss; provided, however, Lessor does not release or waive any rights against Lessee, or discharge Lessee from any claims, losses or expenses arising out of violations by Lessee or its agents, contractors, or employees of any environmental covenant herein or of any laws relating to the environment or hazardous materials or from any claims arising out of intentional damage to Lessor's property. Notwithstanding the foregoing, Lessee shall be obligated to pay the rental called for hereunder in the event of damage to or destruction of the Premises or the Office/Warehouse Complex if such damage or destruction is occasioned by the negligence or fault of Lessee, its agents or employees.


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Insurance premiums paid thereon shall be a portion of the "Operating Expenses"
described in Article II hereof.

     Lessee shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody or control of Lessee) and business interests which may be located in, upon, or about the Premises insured for the benefit of Lessee in an amount equivalent to the full replacement value or insurable value thereof against:

(a)  loss or damage by fire; and

(b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in construction, general location, use, occupancy and design to the Office/Warehouse Complex, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, and such other coverage as Lessee may deem appropriate or necessary.

     Lessee agrees that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessor and Lessee waives, releases and discharges Lessor from all claims or demands whatsoever which Lessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property, and business of Lessee occasioned by fire or other cause, whether such claim or demand may arise because of the negligence or fault of Lessor, its agents, employees, subcontractors or otherwise, and Lessee agrees to look to the insurance coverage only in the event of such loss.

     Lessor shall, as a portion of the Operating Expenses defined in Article II, maintain, for its benefit and the benefit of its managing agent, commercial general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Office/Warehouse Complex, such insurance to afford protection to Lessor and its managing agent.

     Lessee shall, at Lessee's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Lessee, maintain commercial general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to Lessor, its managing agent and Lessee to the limit of not less than Three Million and 00/100 Dollars ($3,000,000.00) single limit coverage on an occurrence basis. Such policies of insurance shall be written in companies reasonably satisfactory to Lessor, naming Lessor and its managing agent as additional insureds thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agency issuing the same or accompanied by other evidence satisfactory to Lessor that the premium thereon has been paid. At such time as insurance limits required of tenants in Office/Warehouse buildings in the area in which the Office/Warehouse Complex is located are generally increased to greater amounts, Lessor shall have the right to require such greater limits as may then be customary. Lessee agrees to include in such policy the contractual liability coverage insuring Lessee's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor.

     Lessee agrees to indemnify and save Lessor and its managing agent harmless against and from any and all third party (other than Lessor's affiliates) claims, loss, damage and expense arising out of bodily injury or property damage by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease, or arising from any act or negligence on the part of Lessee or its agents, contractors, employees or invitees, concessionaires, licensees, subtenants, or arising from any accident, injury or damage to the extent caused by Lessee, or its contractors, agents and employees or invitees, concessionaires, licensees, subtenants, to any person, firm or corporation occurring during the term of this Lease, or any renewal thereof, in or about the Premises and Office/Warehouse Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.

     Lessor agrees to indemnify and save Lessee harmless against and from any and all third party (other than Lessee's affiliates) claims, loss, damage or expense arising out of bodily injury or property damage by or on behalf of any person or persons, firm or firms, corporation or corporations, other than Lessee or its affiliates, subtenants, assigns, or employees, arising from any breach or default on the part of Lessor in the performance of any covenant or agreement on the part of Lessor to be performed, pursuant to the terms of this Lease, or arising from any act or negligence or misconduct on the part of Lessor or its agents, employees, servants, or contractors or arising from any accident, injury or damage to the extent caused by Lessor, its agents and employees to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises and Office/Warehouse Complex, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessee by reason of any such claim, Lessor, upon notice from Lessee, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessee.

     Lessee agrees, to the extent not expressly prohibited by law, that Lessor, its agents, employees and servants shall not be liable, and Lessee waives all claims for damage to property and business sustained during the term of this Lease by Lessee occurring in or about the Office/Warehouse Complex, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Office/Warehouse Complex, or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Lessor, its agents, employees or servants, or any tenant or occupant of the Building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Office/Warehouse Complex or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

     Anything herein to the contrary notwithstanding, in the event any damage to the Office/Warehouse Complex results from any act or omission of Lessee, its agents, employees or invitees, and all or any portion of Lessor's loss is "deductible," Lessee shall pay to Lessor the amount of such deductible loss (not to exceed $5,000 per event). All property in the Office/Warehouse Complex or on the Premises belonging to Lessee, its agents, employees, invitees or otherwise located at the Premises, shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof and Lessee agrees to defend and hold Lessor, its agents, employees and servants harmless and indemnify them against claims and liability for injuries to such property.

ARTICLE XI. ASSIGNMENT AND SUBLETTING: Lessee shall not, without the prior written consent of Lessor, (i) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Lessee, its agents and employees. Lessee shall seek such written consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessee shall, by notice in writing, advise Lessor of its intention from, on and after a stated date (which shall not be less than thirty [30] days after date of Lessee's notice), to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the term. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefor. In such event, Lessor shall have the right to be exercised by giving written notice to Lessee within thirty (30) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Lessee's notice. Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice. If Lessee's notice shall cover all of the Premises, and Lessor shall have exercised its foregoing recapture right, the term of this Lease shall expire and end on the date stated in Lessee's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease be canceled with respect to less than the entire Premises, the Base Rent and Additional Rent shall be equitably adjusted by Lessor with due consideration of the size, location, type and quality of the portion of the Premises so remaining after the "recapture" and such rent shall be reduced accordingly from and after the termination date for said portion, and this Lease as so amended shall continue thereafter in full force and effect. The rent adjustments provided for herein shall be evidenced by an amendment to Lease executed by Lessor and Lessee. If this Lease shall be terminated in the manner aforesaid, either as to the entire Premises or only a portion thereof, to such extent the term of this Lease shall end upon the appropriate effective date of the proposed sublease or assignment as if that date had been originally fixed in this Lease for such expiration, and in the event of a termination affecting less than the entire Premises, Lessee shall comply with
Article XIV ("Surrender of Premises") of this Lease with respect to such portion of the Premises affected thereby.

     In the event of any termination pursuant to this paragraph, Lessee shall, at its sole cost and expense, discharge in full (i) any outstanding commission obligation on the part of Lessor with respect to that part of this Lease so terminated, and (ii) any commission which may be due and owing as a result of any proposed assignment or subletting, whether or not the subject portion of the Premises is "recaptured" pursuant thereto and rented by Lessor to the proposed tenant or any other tenant.

     If Lessor, upon receiving Lessee's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, Lessor will not unreasonably withhold its consent to Lessee's assignment of the Lease or subletting such space to the party identified in Lessee's notice, provided, however, that in the event Lessor consents to any such assignment or subletting, and as a condition thereto, Lessee shall pay to Lessor ninety percent (90%) of all profit after Lessee has recouped its costs of negotiating and consummating any such assignment or subletting derived by Lessee from such assignment or subletting. In any such event, such assignee or sublessee must meet Lessor's reasonable credit standards as a condition to Lessor's consent. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount of all rent payable by such assignee or sublessee in excess of the Base Rent, and rent adjustments, payable by Lessee under this Lease. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Lessor shall be in cash for its share of any non-cash consideration based upon the fair market value thereof.

     No sublease or assignment may be made, in any event, unless the following conditions are met:

     (a) Any guarantor of, or party liable for, any of Lessee's obligations under this Lease shall be required to consent to the assignment or subletting and confirm that its guarantee or other obligations continue in full force and effect notwithstanding such assignment or subletting.

     (b) That Lessee shall pay all of Lessee's costs and expenses and all of Lessor's reasonable out-of-pocket expenses in connection with the making of such assignment or sublease;

     (c) Lessee shall deliver to Lessor an executed copy of each sublease or assignment within ten (10) days after the execution thereof, together with copies of any other agreement relating thereto, and a memorandum detailing any oral agreement or understanding between Lessee and the assignee or subtenant;

     Lessee shall and hereby agrees that it will furnish to Lessor upon request from Lessor a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Lessee agrees that Lessor or its authorized representatives shall be given access at all reasonable times to the books, records and papers of Lessee relating to any such assignment or subletting, and Lessor shall have the right to make copies thereof. The percentage of Lessee's profit due Lessor hereunder shall be paid to Lessor within five (5) days of receipt by Lessee of all payments made from time to time by such assignee or sublessee to Lessee.

     For purposes of the foregoing, any change in the partners of Lessee, if Lessee is a partnership, or, if Lessee is a corporation, any transfer of any or all of the shares of stock of Lessee by sale, assignment, operation of law or otherwise resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease, shall be deemed to be an assignment within the meaning of this Article XI.

     Any subletting or assignment hereunder shall not release or discharge Lessee, or any other person or party liable for Lessee's obligations under this Lease, of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable hereunder. The subtenant or subtenants or assignee shall agree in a form satisfactory to Lessor to comply with and assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Consent by Lessor to any assignment of this Lease or to any subletting of the Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting.

     Any sale, assignment, mortgage, transfer, or subletting of this Lease which is not in compliance with the provisions of this Article XI shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified. Lessor may make a reasonable charge to Lessee for any reasonable attorney's fees or expenses incident to a review of any documentation related to any proposed assignment or subletting by Lessee.

     Notwithstanding anything to the contrary in this Lease, Lessee shall not assign its rights under this Lease or sublet all or any part of the Premises to a person, firm or corporation which is (or, immediately prior to such subletting or assignment, was) a tenant or occupant of the Office/Warehouse Complex or any building on property contiguous to the Office/Warehouse Complex owned by Lessor under the Lease.

     Anything in this Lease to the contrary notwithstanding, Lessee shall have the right to assign or sublease the Premises to an affiliated U.S. entity, without the consent of Lessor, subject to the other provisions of this Article
X. An affiliated entity shall be defined as including any entity, the controlling interest of which is owned by either a general partner of Lessee or the controlling (50% or more) parent of a general partner of Lessee, domestic U.S. parent corporation or entity of Lessee owning at least fifty percent (50%) of the equity interest of Lessee, any domestic U.S. subsidiary of Lessee or its affiliated parent company or any U.S. domestic corporation which purchases substantially all of the assets of Lessee.

     Subsequent to any assignment, Lessor need not consent to any amendment or modification of this Lease unless all prior assignees consent to such amendment or modification and confirm their continuing liability as Lessee under the Lease as amended or modified.

ARTICLE XII. DAMAGE BY FIRE OR OTHER CASUALTY: If fire or other casualty shall render the whole or any material portion of the Premises untenantable, and the Premises can reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then Lessor shall repair and restore the Premises and the Office/Warehouse Complex to as near their condition prior to the fire or other casualty as is reasonably possible within such one hundred twenty (120) day period (subject to delays for causes beyond Lessor's reasonable control) and notify Lessee that it will be doing so, such notice to be mailed within thirty (30) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). If Lessor is required to repair the Office/Warehouse Complex and/or the Premises, as aforesaid, said work shall be undertaken and prosecuted with all due diligence and speed.

     If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event, then either party, by notice in writing to the other mailed within thirty
(30) days from the date of such damage or destruction, may terminate this Lease effective upon a date within thirty (30) days from the date of such notice.

     In the event that more than fifty percent (50%) of the value of the Office/Warehouse Complex is damaged or destroyed by fire or other casualty, and irrespective of whether the Office/Warehouse Complex or Premises can be made tenantable within one hundred twenty (120) days thereafter, then at Lessor's option, by written notice to Lessee, mailed within forty-five (45) days from the date of such damage or destruction, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee.

     If fire or other casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred twenty (120) days from the date of such event and neither party hereto terminates this Lease pursuant to its rights herein or in the event that more than fifty percent (50%) of the value of the Office/Warehouse Complex is damaged or destroyed by fire or other casualty, and Lessor does not terminate this Lease pursuant to its option granted herein, or in the event that fifty percent (50%) or less of the value of the Office/Warehouse Complex is damaged or destroyed by fire or other casualty and neither the whole nor any material portion of the Premises is rendered untenantable, then Lessor shall repair and restore the Premises and the Office/Warehouse Complex to as near their condition prior to the fire or other casualty as is reasonably possible with all due diligence and speed (subject to delays for causes beyond Lessor's reasonable control) and the rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable). In no event shall Lessor be obligated to repair or restore any special equipment or improvements installed by Lessee at Lessee's expense.

     In the event of a termination of this Lease pursuant to this Article, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty.

ARTICLE XIII. EMINENT DOMAIN: If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render (in Lessee's reasonable judgment) the remaining portion of the Premises unsuitable for the purposes intended hereunder, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and Lessor shall make a pro rata refund of any prepaid rent. All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Lessor, Lessee hereby assigning to Lessor its interest, if any, in said award. In the event that fifty percent (50%) or more of the building area or fifty percent (50%) or more of the value of the Office/Warehouse Complex is taken by public authority under the power of eminent domain, then, at Lessor's option, by written notice to Lessee, mailed within sixty (60) days from the date possession shall be taken by such public authority, Lessor may terminate this Lease effective upon a date within ninety (90) days from the date of such notice to Lessee. Further, if the whole of or any material part of the Premises is taken by public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render the remaining portion of the Premises unsuitable in Lessee's reasonable opinion, for the purposes intended hereunder, upon delivery of possession to the condemning authority pursuant to the proceedings, Lessee may, at its option, terminate this Lease as to the remainder of the Premises by written notice to Lessor, such notice to be given to Lessor within thirty (30) days after Lessee receives notice of the taking. Lessee shall not have the right to terminate this Lease pursuant to the preceding sentence unless (i) the business of Lessee conducted in the portion of the Premises taken cannot in Lessee's reasonable judgment be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space securable by Lessee pursuant to clause
(ii) hereof); and (ii) Lessee cannot secure substantially similar (in Lessee's reasonable judgment) alternate space upon the same terms and conditions as set forth in this Lease (including rental) from Lessor in the Office/Warehouse Complex. Any notice of termination shall specify the date no more than sixty
(60) days after the giving of such notice as the date for such termination.

     Anything in this Article XIII to the contrary notwithstanding, Lessee shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Lessee's movable trade fixtures and equipment and for moving expenses; provided, however, Lessee shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold. Anything in this Article XIII to the contrary notwithstanding, in the event of a partial condemnation of the Office/Warehouse Complex or the Premises and this Lease is not terminated, Lessor shall, at its sole cost and expense, restore the Premises and Office/Warehouse Complex to a complete architectural unit and the Base Rent provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the fair market rent of the Premises after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the fair market rent of the Premises prior to such taking.

ARTICLE XIV. SURRENDER OF PREMISES: On the last day of the term of this Lease, or on the sooner termination thereof, Lessee shall peaceably surrender the Premises in good condition and repair consistent with Lessee's duty to make repairs as herein provided. On or before the last day of the term of this Lease, or the date of sooner termination thereof, Lessee shall, at its sole cost and expense, remove all of its property and trade fixtures and equipment from the Premises, and all property not removed shall be deemed abandoned. Lessee hereby appoints Lessor its agent to remove all property of Lessee from the Premises upon termination of this Lease and to cause its transportation and storage for Lessee's benefit, all at the sole cost and risk of Lessee and Lessor shall not be liable for damage, theft, misappropriation or loss thereof and Lessor shall not be liable in any manner in respect thereto. Lessee shall pay all costs and expenses of such removal, transportation and storage. Lessee shall leave the Premises in good order, condition and repair, reasonable wear and tear and uninsured damage from fire and other casualty excepted. Lessee shall reimburse Lessor upon demand for any expenses incurred by Lessor with respect to removal, transportation, or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair. All alterations, additions and fixtures, other than Lessee's trade fixtures and equipment, which have been made or installed by either Lessor or Lessee upon the Premises, shall remain the property of Lessor and shall be surrendered with the Premises as a part thereof. If the Premises be not surrendered at the end of the term or sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay and any attorneys' fees resulting therefrom. Lessee shall promptly surrender all keys for the Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of combinations on any vaults, locks and safes left on the Premises.

     In the event Lessee remains in possession of the Premises after expiration of this Lease, and without the execution of a new lease, but with Lessor's written consent, it shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to Lessor's then current base rent for the Premises according to Lessor's then current rental rate schedule for prospective tenants. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay a charge for each day of occupancy an amount equal to double the Base Rent and Additional Rent (on a daily basis) then currently being charged by Lessor on new leases in the Office/Warehouse Complex for space similar to the Premises.

ARTICLE XV. DEFAULT OF LESSEE: All rights and remedies of Lessor herein enumerated shall be cumulative and are not intended to be exclusive of any other remedies or means of redress to which Lessor may be lawfully entitled in case of any breach or threatened breach of Lessee of any provision of this Lease. The failure of Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Lessor of rent with knowledge of the breach of any covenant hereof (other than breach of the obligation to pay the portion of such rent paid) shall not be deemed a waiver of such breach, and no waiver by Lessor of any provisions of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. In addition to other remedies in this Lease provided, Lessor shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of the covenants, conditions and provisions of this Lease.

     Subject to laws relating to bankruptcy, if, during the term of this Lease or any renewal term, (i) Lessee shall make an assignment for the benefit of creditors, or (ii) a voluntary petition be filed by Lessee under any law having for its purpose the adjudication of Lessee a bankrupt, or Lessee be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, or (iii) a receiver be appointed for the property of Lessee by reason of the insolvency of Lessee, or (iv) any department of the State or Federal government, or any officer thereof, duly authorized, shall take possession of the business or property of Lessee by reason of the insolvency of Lessee, the occurrence of any of such contingencies shall be deemed a breach of this Lease and this Lease shall ipso facto upon the happening of any of said contingencies be terminated and the same shall expire as fully and completely as if the day fixed for the expiration of the initial term of this Lease or any renewal term, as the case may be, had occurred, and Lessee will then quit and surrender the Premises, but Lessee shall remain liable as hereinafter provided. As used in this paragraph, the term "Lessee" shall also mean any guarantor of Lessee's obligations under this Lease.

     If, during the initial term of this Lease or any renewal term, (i) Lessee shall default in fulfilling any of the covenants, obligations, or agreements of this Lease (other than the covenants for the payment of rent payable by Lessee hereunder), or (ii) this Lease, without the prior written consent of Lessor or except as expressly permitted, shall be assigned, pledged, mortgaged, transferred, or sublet in any manner, Lessor may give Lessee written notice of such default or the happening of any contingency in this paragraph referred to and, if at the expiration of thirty (30) days after service of such notice the default or contingency upon which said notice was based shall continue to exist, or in the event of a default or contingency which cannot with due diligence be cured within a period of thirty (30) days, if Lessee fails to proceed promptly after the service of said notice and with all due diligence to commence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with diligence within thirty [30] days, the time within which Lessee is to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), Lessor, at its option, may terminate this Lease and upon such termination Lessee will quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided.

     If Lessee defaults in any payment of the rent expressly reserved hereunder, or any part of the same and such default shall continue for ten (10) business days after written notice thereof by Lessor, or if Lessee shall make default in the payment of any item or any charge required to be paid by Lessee hereunder, or any part of the same and such default shall continue for ten (10) business days after written notice thereof by Lessor, Lessor or Lessor's agent or servant may immediately or at any time thereafter terminate this Lease, and upon such termination for failure to pay such rent, item, or charge, or if this Lease shall terminate by reason of the insolvency of Lessee, as set forth above, Lessor or Lessor's agent or servant may re-enter the Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution, or damage therefor and repossess and enjoy the Premises, together with all additions, alterations and improvements, without such re-entry and repossession working a forfeiture or waiver of the rents to be paid and the covenants to be performed by Lessee during the full term of this Lease. Upon termination of this Lease or expiration of Lessee's right to occupy the Premises by reason of the happening of any of the foregoing events, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default or breach of this Lease on the part of Lessee, Lessor may, at its option, at any time and from time to time relet the Premises or any part or parts thereof, for the account of Lessee or otherwise, and receive and collect the rent therefor, applying the same first to the payment of such expenses as Lessor may have incurred in recovering possession of the Premises, including attorney's fees and expenses for putting the same into good order and condition or preparing or altering the same for re-rental to the extent Lessor deems necessary or desirable and all other expenses, commissions and charges paid, assumed or incurred by Lessor in or about reletting the Premises and then to the fulfillment of the covenants of Lessee hereunder. Any such reletting herein provided for may be for the remainder of the initial term or any renewal term of this Lease, as originally granted, or for a longer or shorter period; Lessor shall have the right to change the character and use made of the Premises, and Lessor shall not be required to accept any substitute tenant offered by Lessee or to observe any instructions given by Lessee about reletting. In any such case, and whether or not the Premises or any part thereof be relet, Lessee shall pay to Lessor the Base Rent and all Additional Rent and other charges required to be paid by Lessee up to the later of the time of such termination of the Lease or of such recovery of possession of the Premises by Lessor, as the case may be, and thereafter, except in a case in which liability of Lessee as hereinafter provided, arises by reason of the happening of the insolvency of Lessee, Lessee covenants and agrees, if required by Lessor, to pay to Lessor (monthly) until the end of the initial term of this Lease, and/or any renewal term, as the case may be, the equivalent of the amount of all rent reserved hereunder, and all other charges required to be paid by Lessee, less the net proceeds of reletting, if any. Lessor shall have the election at any time in place of and instead of holding Lessee so liable for subsequent periods forthwith to recover against Lessee as damages for loss of the bargain and not as a penalty, an aggregate sum which at such time represents the excess, if any, of the present worth of the aggregate of the rent and all other charges payable by Lessee hereunder that would have accrued for the balance of the initial term, and/or any renewal term, as the case may be, over the then present worth of the fair market rents and all other charges (less the costs of anticipated leasing commissions and tenant improvements) for the Premises for the balance of such term.

     If this Lease shall terminate by reason of the bankruptcy or insolvency of Lessee, as above set forth, Lessor shall be entitled, notwithstanding any other provisions of this Lease or any present or future law, to recover from Lessee or Lessee's estate (in lieu of the equivalent of the amount of all rent unpaid at the time of such termination) as damages for loss of the bargain, and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the then present worth of the aggregate of the rent and other charges payable by Lessee hereunder that would have accrued for the balance of the initial term and any renewal term, as the case may be, over the then present worth of the fair market rents and all other charges for the Premises for the balance of the initial term and any renewal term, as the case may be, unless any statute or rule of law governing the proceedings in which such damages are to be proved shall limit the amount of such claim capable of being so proved. In such case, Lessor shall be entitled to prove, as and for liquidated damages, by reason of such breach and termination of this Lease, the maximum amount which may be allowed by or under such statute or rule of law. Nothing herein contained shall limit or prejudice Lessor's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount allowed by any such statute or rule of law which may govern the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than the amount of the excess of the then present worth of the rent and all other charges reserved herein over the then present worth of the fair market rents and all other charges referred to above.

     Lessee shall pay, upon demand, all of Lessor's costs, charges and expenses, including reasonable attorney's fees and fees of agents and others retained by Lessor, incident to the enforcement of Lessee's obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which Lessee causes Lessor without Lessor's fault to become involved or concerned, including a fee of Ten and 00/100 Dollars ($10.00) for any default notice given by Lessor to Lessee.

ARTICLE XVI. SUBORDINATION: This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises, the Office/Warehouse Complex, the Property, or any portion thereof by Lessor, its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Lessee agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases, or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Lessee is not in default in the payment of Base Rent, Additional Rent, and the payment of other charges to be paid by Lessee under this Lease, and the performance of all covenants, agreements and conditions to be performed by Lessee under this Lease, then neither Lessee's right to quiet enjoyment under this Lease, nor the right of Lessee to continue to occupy the Premises and to conduct its business thereon, in accordance with the terms of this Lease as against any lessor, lessee, mortgagee, trustee, or their successors or assigns shall be interfered with.

     The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. Notwithstanding anything hereinabove contained in this Article XVI, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or landlord notifying Lessee to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease and Lessee shall execute such attornment agreement as may be reasonably requested by said holder.

     Lessee agrees, provided the mortgagee, ground lessor or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument shall have notified Lessee in writing (by way of a notice of assignment of lease or otherwise) of its address, Lessee shall give such mortgagee, ground lessor or trust deed holder, or other secured party ("Mortgagee") simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that Lessor has to cure such default.

     Lessee, within fifteen (15) days after Lessor's request (from time to time), shall execute a commercially reasonable Subordination, Non-Disturbance, and Attornment Agreement. By way of example and not by way of limitation, the sample non-disturbance, attornment, and subordination agreements attached hereto as Exhibits E-l and E-2 are deemed approved by Lessee. Lessee shall cause all guarantors of Lessee's obligations and all of Lessee's predecessors in interest to execute such Non-Disturbance, Attornment and Subordination Agreement, and to indicate that the obligations of such guarantor or predecessor in interest under the Lease shall continue in full force and effect and shall be subject to and shall include all Lessee's obligations under such agreement. Prior to recording of any Mortgage prior to the Commencement Date that does not recognize Lessee's rights as set forth in this Article XVI, Lessor shall cause the applicable holder of such Mortgage to agree to a non-disturbance agreement in accordance with the terms of this Article XVI. The lien of any such Mortgage shall not cover Lessee's trade fixtures or other personal property located in or on the Premises.

ARTICLE XVII. MISCELLANEOUS:

A. Lessee represents that Lessee has dealt directly with and only with Welsh Companies, L.L.C. and WaterMark Real Estate Ventures, LLC, in connection with this Lease and that insofar as Lessee knows, no other broker negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessor represents that Lessor has dealt directly with and only with Welsh Companies, L.L.C., as broker, in connection with this Lease and that insofar as Lessor knows, no other broker negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Lessor shall pay the commission payable to Welsh Companies, L.L.C. in accordance with the written listing agreement between Lessor and Welsh Companies, L.L.C.

B. Lessee agrees from time to time upon not less than ten (10) days prior written request by Lessor to deliver to Lessor a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect and stating the modifications); (ii) the date to which the rent and other charges have been paid; (iii) Lessor is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly rental currently payable by Lessee; (v) the amount of any prepaid rent, and (vi) such other matters as may be reasonably requested by Lessor or any Mortgagee or prospective purchaser of the Office/Warehouse Complex.

C. All notices, demands and requests shall be in writing, and shall be effectively served in any of the following manners:

     (i)  If addressed to Lessee:
          By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessee at:

          Chief Manufacturing, Inc.
          12800 South Highway 13
          Savage, MN 55378
          Attn: Dale Glomsrud

          or at such other address as Lessee may hereafter designate by written notice to Lessor, in which case said notice shall be effective at the time of mailing such notice.

     (ii) If addressed to Lessor:
          By forwarding such notice, demand or request by certified or registered mail, postage prepaid, addressed to Lessor at:

          Opus Northwest, L.L.C.
          10350 Bren Road West
          Minnetonka, MN 55343
          Attn: Law Department

          with a copy to:

          Opus, L.L.C.
          10350 Bren Road West
          Minnetonka, MN 55343
          Attn: Law Department

          or at such other address as Lessor may hereafter designate by written notice to Lessee, in which case said notice shall be effective at the time of mailing such notice.

D. All rights and remedies of Lessor under this Lease or that may be provided by law may be executed by Lessor in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article XV, may be commenced and prosecuted to final judgment and execution by Lessor in its own name or in the name of its agent.

E. Lessor covenants and agrees that Lessee, upon paying the Base Rent, Additional Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease.

F. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor, its successors and assigns, and Lessee and its permitted successors and assigns.

G. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

H. Lessee covenants not to do or suffer any waste or damage or disfigurement or injury to the Premises or Office/Warehouse Complex and Lessee further covenants that it will not abandon the Premises during the term of this Lease.

I. The term "Lessor" as used in this Lease so far as covenants or obligations on the part of Lessor are concerned shall be limited to mean and include only the owner or owners of the Office/Warehouse Complex at the time in question, and in the event of any transfer or transfers or conveyances the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall be binding on Lessor, its successors and assigns, only during and in respect to their respective successive periods of ownership.

     In the event of a sale or conveyance by Lessor of the Office/Warehouse Complex or any part of the Office/Warehouse Complex, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which shall be personally obligated on this Lease only so long as it is the owner of Lessor's interest in and to this Lease.

J. The marginal or topical headings of the several Articles are for convenience only and do not define, limit or construe the contents of said Articles.

K. All preliminary negotiations are merged into and incorporated in this Lease.

L. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. No receipt of money by Lessor from Lessee or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which Lessor's consent is required, unless specifically agreed to in writing by Lessor. Any amounts received by Lessor may be allocated to any specific amounts due from Lessee to Lessor as Lessor determines.

M. Lessor shall have the right to close any portion of the building area or land area to the extent as may, in Lessor's reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Lessor shall at all times have full control, management and direction of the Office/Warehouse Complex, subject to the rights of Lessee in the Premises, and Lessor reserves the right at any time and from time to time to reduce, increase, enclose or otherwise change the size, number and location of buildings, layout and nature of the Office/Warehouse Complex and the other tenancies, premises and buildings included in the Office/Warehouse Complex, to construct additional buildings and additions to any building, and to create additional rentable areas through use and/or enclosure of common areas, or otherwise, and to place signs on the Office/Warehouse Complex, and to change the name, address, number or designation by which the Office/Warehouse Complex is commonly known. No implied easements are granted by this Lease. Lessor shall in no event be liable for any lack of security in respect to the Office/Warehouse Complex. Notwithstanding the above provisions of this Paragraph M, Lessor shall not take action under this Paragraph M which would materially adversely affect Lessee's rights to use the Premises granted herein or Lessee's parking rights or access to the Premises.

N. Lessee shall permit Lessor (or its designees) to erect, use, maintain, replace and repair pipes, cables, conduits, plumbing, vents, and telephone, electric and other wires or other items, in, to and through the Premises, as and to the extent that Lessor may now or hereafter deem necessary or appropriate for the proper operation and maintenance of the Office/Warehouse Complex.

O. Employees or agents of Lessor have no authority to make or agree to make a lease or other agreement or undertaking in connection herewith. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document becomes effective and binding only upon the execution and delivery hereof by the proper officers of Lessor and by Lessee. Lessee confirms that Lessor and its agents have made no representations or promises with respect to the Premises or the making of or entry into this Lease except as in this Lease expressly set forth, and agrees that no claim or liability shall be asserted by Lessee against Lessor for, and Lessor shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease, except for the Building Rules and Regulations, in respect to which subparagraph P of this Article shall prevail, can be modified or altered only by agreement in writing between Lessor and Lessee, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions hereof.

P. Lessee shall perform, observe and comply with the Building Rules and Regulations of the Office/Warehouse Complex attached hereto as Exhibit B and made a part hereof, with respect to the safety, care and cleanliness of the Premises and the Office/Warehouse Complex, and the preservation of good order thereon, and, upon written notice thereof to Lessee, Lessee shall perform, observe, and comply with any reasonable changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Lessor for tenants of the Office/Warehouse Complex. Lessor shall not be liable to Lessee for any failure of any other tenant or tenants of the Office/Warehouse Complex to comply with such Building Rules and Regulations.

Q. All rights and occupancy of Lessee herein shall be subject to all governmental laws, ordinances and regulations, and Lessee shall comply with the same.

R. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to Operating Expenses and Real Estate Taxes and all obligations concerning the condition of the Premises.

S. Any claim which Lessee may have against Lessor for default in performance of any of the obligations herein contained to be kept and performed by Lessor shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within ten (10) days of commencement of the alleged default or of accrual of the cause of action and unless suit be brought thereon within six (6) months subsequent to the accrual of such cause of action. Furthermore, Lessee agrees to look solely to Lessor's interest in the Office/Warehouse Complex for the recovery of any judgment from Lessor, it being agreed that Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment.

T. Lessee shall furnish to Lessor promptly upon demand, a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Lessor evidencing the due authorization of Lessee to enter into this Lease.

U. This Lease shall not be deemed or construed to create or establish any relationship or partnership or joint venture or similar relationship or arrangement between Lessor and Lessee hereunder.

ARTICLE XVIII. (DELETED BY INTENT OF THE PARTIES)

ARTICLE XIX. MISCELLANEOUS TAXES: Lessee shall pay, prior to delinquency, all taxes assessed or levied upon its occupancy of the Premises, or upon the trade fixtures, furnishings, equipment and all other personal property of Lessee located in the Premises, and when possible, Lessee shall cause such trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Lessor. In the event any or all of Lessee's trade fixtures, furnishings, equipment or other personal property, or Lessee's occupancy of the Premises, shall be assessed and taxed with the property of Lessor, Lessee shall pay to Lessor its share of such taxes within ten (10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

ARTICLE XX. OTHER PROVISIONS: The following are made a part hereof, with the same force and effect as if specifically set forth herein:

     1.   Floor Plan - Exhibit A.

     2.   Building Rules and Regulations - Exhibit B.

     3.   Rider to Lease - Exhibit C.

     4.   Lessor's Tenant Sign Criteria - Exhibit D.

     5.   Subordination, Non-Disturbance and Attornment Agreement - Exhibit E-l.

     6.   Subordination, Non-Disturbance and Attornment Agreement - Exhibit E-2.

     7.   List of Tenant Improvement Plans and Specifications - Exhibit F.

     8. Form of Assignment and Assumption of Lease and Consent and Release Agreement- Exhibit G.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

OPUS NORTHWEST, L.L.C.                  CHIEF MANUFACTURING, INC.
(LESSOR)                                (LESSEE)


By  /s/ Timothy W. Murnane              By  /s/ ILLEGIBLE
    ----------------------------------      ------------------------------------
Its Timothy W. Murnane                  Its PRESIDENT
    Vice President, General Manager
    Real Estate Development

                                                                       EXHIBIT A

                                  (FLOOR PLAN)

                                    EXHIBIT B
                         BUILDING RULES AND REGULATIONS

     1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Office/Warehouse Complex, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing. Anything herein to the contrary notwithstanding, approval as to signs shall be subject to Lessor's approval which may be withheld in Lessor's sole discretion. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

     2. No awning or other projection shall be attached to the outside walls of the Office/Warehouse Complex. No curtains, blinds, shades or screens visible from the exterior of the Office/Warehouse Complex or visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Lessor. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

     3. Lessee, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, or stairways in and about the Office/Warehouse Complex which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Premises of Lessee. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the Office/Warehouse Complex corridors or from the exterior of the Office/Warehouse Complex and will promptly remove any such objects upon notice from Lessor.

     4. Lessee shall not make noises, or cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors any of which would unreasonably disturb other tenants or constitute a nuisance or violate any other tenant's right to quiet enjoyment, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Office/Warehouse Complex or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Office/Warehouse Complex.

     5. Lessee shall not waste electricity, water or air conditioning furnished by Lessor, if any, and shall cooperate fully with Lessor to insure the most effective operation of the Office/Warehouse Complex's heating and air conditioning systems.

     6. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

     7. In no event shall Lessee bring into the Office/Warehouse Complex inflammables, such as gasoline, kerosene, naphtha and benzene, or explosives or any other article of intrinsically dangerous nature. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Office/Warehouse Complex shall at any time be increased, Lessee shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Lessor's other rights at law or in equity for Lessee's breach of this Lease.

     8. Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

     9. Lessor shall have the right to prohibit any advertising by Lessee which in Lessor's reasonable opinion tends to impair the reputation of the Office/Warehouse Complex or its desirability as an office/warehouse complex for office/warehouse use, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

     10. The Premises shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

     11. Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Lessor or Lessor's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Lessor may reasonably elect.

     12. Except as expressly permitted by Lessor in Article VII(C), no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by Lessor shall be made for any door. If more than two keys for one lock are desired by Lessee, Lessor may provide the same upon payment by Lessee. Upon termination of this Lease or of Lessee's possession, Lessee shall surrender all keys of the Premises and shall explain to Lessor all combination locks on safes, cabinets and vaults.

     13. Any carpeting cemented down by Lessee shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

     14. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

     15. No electric circuits for any purpose shall be brought into the leased Premises without Lessor's written permission specifying the manner in which same may be done. Lessee shall not overload any utilities serving the Premises.

     16. No bicycle or other vehicle, and no dog or other animal shall be allowed in the Office/Warehouse Complex.

     17. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways provided for such purposes. Lessee shall be responsible for any damage to the Office/Warehouse Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

     18. All safes, equipment or other heavy articles shall be carried in or out of the Premises only in such manner as shall be prescribed in writing by Lessor, and Lessor shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Lessee in a manner which will not interfere with or cause damage to the Premises or the Office/Warehouse Complex in which they are located, or to the other tenants or occupants of said Office/Warehouse Complex. Lessee shall be responsible for any damage to the Office/Warehouse Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

     19. Canvassing, soliciting, and peddling in or about the Office/Warehouse Complex is prohibited and each Lessee shall cooperate to prevent the same.

     20. Wherever in these Building Rules and Regulations the word "Lessee" occurs, it is understood and agreed that it shall mean Lessee's associates, employees, agents, clerks, servants, invitees and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor's assigns, agents, clerks, servants, and visitors.

     21. Lessor shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same.

     22. Lessor shall have the right to enter the Premises at hours convenient to Lessee for the purpose of exhibiting the same to prospective tenants within the nine (9) month period prior to the expiration of this Lease, and may place signs advertising the Premises for rent on the exterior of said Premises at any time within said nine (9) month period.

     23. Lessee, its servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the Office/Warehouse Complex, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Lessor reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Lessor assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight.

     24. In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right to prevent access to the Office/Warehouse Complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Office/Warehouse Complex and the property therein. Lessor shall in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Office/Warehouse Complex of any person.

     25. All entrance doors to the Premises shall be locked when the Premises are not in use. All common corridor doors, if any, shall also be closed during times when the air conditioning equipment in the Office/Warehouse Complex is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

     26. Lessor reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Lessor's judgment, for its best interest or for the best interest of the tenants of the Office/Warehouse Complex.

                                        Initials:


                                        Lessor /s/ ILLEGIBLE
                                               ---------------------------------


                                        Lessee /s/ ILLEGIBLE
                                               ---------------------------------

                                    EXHIBIT C

                         RIDER TO OFFICE/WAREHOUSE LEASE

ARTICLE XXI. LOCK BOX: Lessor may from time to time designate a lock box collection agent for the collection of rents or other charges due Lessor. In such event, the payment made by Lessee to the lock box shall be deemed to have been made by Lessee as of the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purpose of this Lease, no such payment or collection shall be deemed a waiver by Lessor of any breach by Lessee of any term, covenant or condition of this Lease nor a waiver of any of Lessor's rights or remedies and any payments of amounts other than that deemed due and proper by Lessor shall not prejudice Lessor in any manner nor constitute a waiver and Lessor shall hereby be authorized to retain the proceeds of any payments by Lessee, whether restrictively endorsed or otherwise, and apply same to the amounts due and payable from Lessee under this Lease without waiver.

ARTICLE XXII. PRIOR PROPOSALS: All prior proposals between Lessor and Lessee in connection with this Lease are hereby terminated.

ARTICLE XXIII. SEPARATE METERING OF UTILITIES: Notwithstanding anything contained in Article II ("Additional Rent") hereof to the contrary, all electricity and gas used in the Premises and for heat, light and power for the Premises shall be separately contracted for, metered and paid for directly by Lessee upon receipt of invoice. Further, the cost of all electricity and gas used in all rentable areas of the Office/Warehouse Complex shall not be included in "Operating Expenses"; provided, however, the cost of all other electricity and gas, including, but not limited to, electricity for common building systems, common building equipment and lighting for common areas, shall be included in "Operating Expenses." Lessee agrees to refrain from overloading the electrical system designed for the Premises. All electric lighting bulbs and tubes and all ballasts and starters within the Premises shall be replaced by Lessee at the expense of Lessee.

Notwithstanding the foregoing, in the event that a utility to be separately metered is actually metered over an area other than only the Premises, then, in such event, Lessor shall make an appropriate equitable adjustment and Lessee shall pay its share as so equitably and reasonably determined by Lessor. Should any such allocation be or become unfair or unreasonable to Lessor or Lessee by reason of part of the Office/Warehouse Complex which is served by said utility meter being or becoming vacant or by reason of disproportionate use by the applicable tenants or the fact that part of the Office/Warehouse Complex which is served by such meter is being utilized at other than normal business hours or otherwise, Lessor may reasonably apportion such utility charges to Lessee and to other areas of the Office/Warehouse Complex served through such meter, which apportionment shall then become the basis for charges to be paid by Lessee.

ARTICLE XXIV. HAZARDOUS MATERIALS: Lessee shall not bring any materials onto the Property or allow under its authority any materials to be brought onto the Property which are so-called "Hazardous Waste" or "Hazardous Materials" under federal or state environmental laws or which would subject Lessor or Lessee to liability for clean-up or other damages if such were spilled, released or disposed of (through storm sewers or otherwise) on the Property except for normal office chemicals such as copier toner kept in legal and proper containers. To the best of Lessor's knowledge, the Property does not currently contain any "Hazardous Waste" or "Hazardous Materials" as described above.

     Lessee shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, radioactive materials or waste, or other hazardous toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

     Lessee shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Lessee's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Lessee shall cause any and all Hazardous Materials to be removed from the Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials and wastes. Lessee shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws are solely the responsibility of Lessee. Upon expiration or earlier termination of this Lease, Lessee shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage or disposal in accordance with and in complete compliance with all applicable Hazardous Materials Laws. Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or in any Improvement situated on the Land, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or the Improvements on the Land without first notifying Lessor of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. In addition, at Lessor's request, Lessee shall remove all tanks or fixtures which contain or contained or are contaminated with Hazardous Materials.

     If Lessor has reason to believe that unauthorized Hazardous Materials may exist on or in respect to the Premises, or that Hazardous Materials may have been spilled or disposed of or treated or handled in violation of the provisions hereof, Lessor shall have the right to require

Lessee to undertake and submit to Lessor an environmental audit from an environmental company reasonably acceptable to Lessor, which audit shall evidence Lessee's compliance with this provision. Lessor may, at its expense, commission an environmental audit of the Premises at any time after prior written notice to Lessee.

     Anything in this Article XXIV to the contrary notwithstanding, the provisions of this Article shall only apply to hazardous materials and waste brought onto the Office/Warehouse Complex by Lessee, its agents, employees, contractors, licensees, and invitees.

ARTICLE XXV. SIGNAGE: Provided Lessee receives all necessary governmental and quasi-governmental approvals therefor, Lessor shall allow Lessee to erect a sign on the exterior of the Office/Warehouse Complex. Such sign shall be Lessee's "name", shall be subordinate in size to Lessor's building designation sign and shall be subject to the reasonable approval of Lessor as to location, size, graphics, color(s), and style pursuant to Lessor's Tenant Sign Criteria, a copy of which is attached hereto as Exhibit D and made a part hereof. Lessee shall pay all costs of installation and maintenance of such sign and shall keep such sign in good condition, order and repair at its sole cost and expense, shall remove such sign prior to termination of the term of this Lease and shall repair and restore any damage to the Office/Warehouse Complex caused by such installation and/or removal. Any such sign shall be subject to the terms of any restrictive covenants recorded in connection with the Property and all applicable laws, ordinances and regulations.

ARTICLE XXVI. SECURITY DEPOSIT: Lessee hereby deposits with Lessor the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00) in cash or in the form of an irrevocable, unconditional letter of credit issued by a national banking association or other financial institution reasonably acceptable to Lessor, containing such terms and conditions as Lessor may reasonably require, the receipt of which is hereby acknowledged, as and for a security deposit for the full and faithful performance by Lessee of each and every term, covenant and condition of this Lease. In the event that Lessee defaults in respect to any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of any rentals or other charges or items to be paid or provided for by Lessee, Lessor may use, apply or retain the whole or any part of the security so deposited for the payment of any such rentals in default or for any other sum which Lessor may expend or be required to expend by reason of Lessee's default, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after reentry by Lessor. Lessee shall not be entitled to any interest on the security deposit. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon application of any part of the deposit by Lessor as provided herein, Lessee shall pay to Lessor on demand the amount so applied in order to restore the security deposit to its original amount. Any application of the deposit by Lessor shall not be deemed to have cured Lessee's default by reason of which the application is made.

     In the event of a bona fide sale of the building of which the Premises are a part, Lessor shall have the right to transfer the security deposit to its vendee for the benefit of Lessor and thereafter Lessor shall be released of all liability for the return of such deposit and Lessee agrees to look to said vendee for the return of its security deposit. It is agreed that this provision shall apply to every transfer or assignment made of the security deposit to any new landlord.

     This security deposit shall not be assigned or encumbered by Lessee. It is expressly understood that the reentry of the Premises by Lessor for any default on the part of Lessee prior to such expiration of the term of this Lease shall not be deemed a termination of this Lease so as to entitle Lessee to recover the security deposit, and the security deposit shall be maintained by Lessee and retained and remain in the possession of Lessor until the date 60 days after the end of the term of this Lease.

     Actions by Lessor against Lessee for breach of this Lease shall in no way be limited or restricted by the amount of this security deposit and resort to such deposit shall not waive any other rights or constitute an election of remedies which Lessor may have.

     In the event Lessee provides Lessor with a letter of credit as above provided, such letter of credit shall be renewed for at least a one-year period at least sixty (60) days prior to the expiration of the letter of credit then held by Lessor under this Article XXVI.

     If Lessee has not defaulted in its obligations under this Lease, the deposit required herein shall be reduced by $40,000.00 after each anniversary of the commencement date of the initial Lease term.

ARTICLE XXVII. FINANCIAL STATEMENTS: Upon request by Lessor at any time in connection with any proposed sale or financing of the Office/Warehouse Complex (but Lessor may request same no more than twice in any calendar year), Lessee shall deliver to Lessor (within fifteen [15] days after receipt of written request) a complete copy of its most recent audited financial statements (in accordance with generally accepted accounting principles ("GAAP") consistently applied), including, but not limited to, its balance sheet, statement of income, note to its financial statements, and the certification of its auditor as to the same, and similar financial statements of any person or party liable for Lessee's obligations under this Lease. If audited statements are not available, Lessee shall provide such statements certified by Lessee's chief financial officer as having been prepared in accordance with GAAP consistently applied. The provisions of this Article shall not apply as to any company's statements required to be provided so long as such company is a "reporting company" under the Securities Exchange Act of 1934, as amended. Lessor agrees to treat such financial statements as confidential information, treating same in the same fashion as it treats its own confidential information. Lessor agrees to refrain from disclosing such financial statements to third parties unless such third parties agree to the same confidentiality provisions as applied to Lessor.

ARTICLE XXVIII. PARKING RIGHTS OF LESSEE: Lessee shall have the right in common with other tenants to have the use for its employees and invitees of two hundred sixty-two (262) parking spaces in the common parking facilities (exclusive of "handicapped" stalls which shall be open for all those legally permitted to use same) at the Office/Warehouse Complex, such use to be in common with the other tenants in the Office/Warehouse Complex. Lessor reserves the right to designate areas of the appurtenant common parking facilities where

Lessee, its agents, employees and invitees shall park and may exclude Lessee, its agents, employees and invitees from parking in other areas as designated by Lessor; provided, however, Lessor shall not be liable to Lessee for the failure of any tenant, its invitees, employees, agents and customers to abide by Lessor's designations or restrictions. Lessor shall have the right to designate and Lessee shall thereupon have the right to use two hundred sixty-two (262) designated parking spaces as the exclusive parking spaces to be used by Lessee, its agents and employees. Lessee, its agents, employees and invitees shall not use more (in absolute numbers) of the common parking facilities at the Office/Warehouse Complex than Lessee could use if Lessor made the designations permitted herein. Notwithstanding anything contained in this Lease to the contrary, all costs and expenses of such special parking control, signs in connection therewith, and costs of any enforcement shall be an Operating Expense pursuant to the provisions of Article II hereof. Lessee shall pay all reasonable costs and expenses in connection with signs or traffic control devices for Lessee's exclusively designated parking area.

ARTICLE XXIX. NET RENT PROHIBITION: The provisions of the Lease to the contrary notwithstanding, for such period as Teachers Insurance and Annuity Association of America ("Teachers") shall be the holder of a mortgage or deed of trust placed upon the Premises or Office/Warehouse Complex, the following provisions shall apply:

     (a) Base Rent and Additional Rent will not be based in whole or in part on the income or profits derived from the Premises;

     (b) If Teachers, as the holder of a mortgage or deed of trust upon the Premises or the Office/Warehouse Complex, succeeds to the Lessor's interest under the Lease and is advised by its counsel that all or any portion of the Base Rent or Additional Rent payable under the Lease is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code of 1986 or regulations issued thereunder, Lessee shall cooperate with Teachers to amend the calculation of Base Rent or Additional Rent as reasonably necessary so that none of the Base Rent or Additional Rent payable to Teachers under the Lease will constitute unrelated business income, provided, however, such amendment will not increase Lessee's payment obligations or other liability under the Lease or reduce the Lessor's obligations under the Lease; and

     (c) If the provisions of subsection (b) above apply, and if Teachers requests, the Lessee agrees to execute any document Teachers request which is reasonably necessary to effect such amendment of the Lease.

Lessee acknowledges the foregoing and agrees to incorporate the foregoing provisions in any sublease of all or any portion of the Premises so that such provisions apply in the same manner to any sublease of all or any portion of the Premises as they apply to the Lease of the Premises.

ARTICLE XXX. TENANT IMPROVEMENTS: Lessor and Lessee understand and agree that the Premises is being leased in its "as is" condition, except that Lessor is providing a tenant improvement allowance of Nine Hundred Sixty-Three Thousand Three Hundred Sixty-Eight and

00/100 Dollars ($963,368.00) to Lessee for improvements to be made to the Premises. All Lessee Authorized Work (as hereafter defined) to the existing Premises will be so-called "Lessee Improvements" and, except as otherwise provided herein, shall be installed by Lessor but to be selected by Lessee and paid for by Lessee subject to Lessor providing an allowance in the aforesaid amount. In the event Lessee desires any Lessee Improvements having a price in excess of the allowance and Lessor agrees to the price and terms relating to same, Lessee shall pay such excess in cash to Lessor within 30 days after substantial completion or as otherwise agreed by Lessor and Lessee. If the final amount of the overage is not known at the date 30 days after substantial completion, Lessee will pay at such time the amount of the overage as reasonably by Lessor and an adjustment shall be made between the parties when final amounts are determined. Lessee hereby authorizes Lessor to proceed with final design and construction of the improvements contemplated by the plans and specifications listed on Exhibit F attached hereto and incorporated herein by reference (the "Lessee Authorized Work"). Final plans and specifications shall be subject to Lessee's approval, which shall not unreasonably be withheld or delayed. Such Final plans and specifications shall be approved if they are a reasonable development of the plans and specifications listed on Exhibit F. Lessee shall approve or disapprove the respective final plans and specifications within 3 business days after receipt from Lessor. The parties acknowledge such final plans and specifications will be submitted serially for approval and not as one complete package. All decorator elections (such as paint, wallcovering and carpet) shall be delivered to Lessor by Lessee on or before January 28, 2004. Lessee shall be responsible for costs (including lost rent) arising out of delays in completion of Lessee Improvements to the extent caused by Lessee's failure to comply with the above requirements.

     In both the design and construction of the Lessee Improvements, Lessor shall be responsible for full compliance of the Lessee Improvements with the accessibility requirements of Title III of the current (as of the date of this agreement) applicable provisions of the Americans with Disabilities Act of 1990
(ADA) in accordance with Lessee's current understanding thereof and as currently enforced by the building code officials in respect to the Lessee Improvements. All compliance with ADA as it relates to Lessee's operations within the Premises and Lessee's separate work shall be Lessee's responsibility.

     Further, Lessor shall not have responsibility for code compliance matters necessitated by work of Lessee or its separate contractors or installations which are not part of the Lessee Improvements.

     It is understood and agreed that Lessor will be installing all of the Lessee Authorized Work and the price charged therefor shall be all direct and indirect costs (including design and general conditions costs) plus six percent (6%) for the Lessor's administration fee in connection with such work. The following work in respect to the Lessee Improvements shall be submitted to the trades for bidding with subcontractors reasonably acceptable to Lessor; provided, however, subcontracts will be awarded to those responsible bidders whose proposals are deemed by Lessor and the general contractor to be most advantageous with price, delivery and performance being among determining factors, and the Lessor and the general contractor shall have the right to reject any or all bids:

ARTICLE XXXIV. RIGHT OF FIRST OFFER: Lessor agrees that all of the space in the Office/Warehouse Complex other than the Premises (hereinafter the "ROFO Space") shall be subject to the provisions of this Article XXXIII. In the event Lessor becomes aware of a third party having a bona fide interest in leasing all or any part of the ROFO space (other than any then existing tenant or its assigns) during the initial term of this Lease, Lessor shall deliver to Lessee written notice that Lessor expects such ROFO Space to be available for lease. Such information shall be held in confidence by Lessee and used only to determine whether Lessee desires to lease additional space in the Office/Warehouse Complex. The purpose of this paragraph is to provide notice to Lessee so that Lessee may be in a position to offer to lease such vacant space, or to be vacant space, on a competitive basis with others. In no event shall the provisions of this Article XXXIII be deemed to be a right of first refusal or an option to expand the Premises. In the event Lessor and Lessee have failed to enter into an agreement in respect to the space described in Lessor's notice on or before the date five (5) business days after such notice, all of such ROFO space shall thereafter be free of all restrictions, limitations and rights of Lessee under this Lease.

ARTICLE XXXV. EARLY ACCESS: Subject to the other provisions in this Article XXXV, Lessor will cooperate with Lessee to allow Lessee to enter the Premises prior to substantial completion of the Lessee Improvements solely for the purposes of installing furniture, inventory, equipment, fixtures, and communication wiring and cables; provided, however, said early occupancy shall be allowed subject to the following conditions and only if Lessee complies with the following requirements:

1. Lessee is subject to all the terms, conditions, and covenants of this Lease, including specifically Article X ("Insurance") hereof, except for the obligations under Articles I and II hereof as to the payment of Base Rent and Additional Rent, until such rent commences pursuant to the other provisions herein and except as to Articles IV, V, XXIII, and the first two sentences of Article IX until commencement of the term of this Lease.

2. Lessee agrees that it shall not in any way interfere with Lessor's ongoing tenant improvement work in the Premises, if any; in the event Lessee does interfere, any delay caused by said interference shall excuse Lessor's delivery of the Premises as required in this Lease for a period equal to the period of delay caused by Lessee and Lessee shall pay Lessor all of its reasonable costs arising out of delay including lost rents.

3. Lessor shall have no responsibility to deliver a Certificate of Occupancy for the Premises prior to the substantial completion of the Premises.

ARTICLE XXXVI. Lessee shall have the right, to be exercised as hereinafter provided, to extend the term of this Lease for one (1) period of five (5) years, on the following terms and conditions and subject to the limitations hereinafter set forth, such five (5) year extension period being in this Lease sometimes referred to as the "Renewal Term."

     (a) That at the time hereinafter set forth for the exercise of the renewal option, this Lease shall be in full force and effect and Lessee shall not be in default in the performance of any of the terms, covenants and conditions herein contained in respect to a matter as to which notice of default has been given hereunder which has not been remedied within the time limited in this Lease, but Lessor shall have the right, at its sole discretion, to waive the non-default conditions herein.

     (b) That the Renewal Term shall be upon the same terms, covenants and conditions as in this Lease provided; provided, however, the annual Base Rent for the Renewal Term shall be the fair market Base Rent rate for such space on the date such Renewal Term shall commence in relation to comparable (in quality and location) space located in the Minneapolis/St. Paul suburban area. The fair market Base Rent for the Premises shall be determined as of the date eleven (11) months prior to commencement of the Renewal Term. Provided Lessee has properly elected to renew the term of this Lease, and if Lessor and Lessee fail to agree to least eleven (11) months prior to commencement of the Renewal Term upon the fair market Base Rent of the Premises, the amount of the fair market Base Rent of the Premises shall be determined by arbitration in accordance with the provisions of Article XXXVII hereof. The fair market Base Rent of the Premises shall be based upon the highest and best use of the Premises. In no event shall the Base Rent of the Premises for the Renewal Term be less than the Base Rent rate payable (absent temporary abatements) by Lessee immediately prior to commencement of the Renewal Term.

     (c) That Lessee shall exercise its rights to extend the term of this Lease for the Renewal Term by notifying Lessor, in writing, of its election to exercise the right to renew and extend the term of this Lease no later than April 30, 2008. Upon notification with respect to such renewal, and for a period of thirty (30) days thereafter, the parties hereto shall make a good faith effort to agree upon the fair market Base Rent of the Premises for such Renewal Term. In the event that Lessor and Lessee fail to agree within the thirty (30) day time period set forth in this subparagraph (c), the fair market Base Rent of the Premises for such Renewal Term shall be determined by Arbitration in the manner set forth in Article XXXVII ("Arbitration") hereof. However, such arbitrators shall be directed to determine the fair market Base Rent for the Premises as above provided and in determining the same said appraisers shall be instructed to make said appraisal independently, without consulting with each other. Any determination by arbitration or any agreement reached by the parties hereto with respect to such fair market Base Rent and resulting Base Rent of the Premises for such Renewal Term shall be expressed in writing and shall be executed by the parties hereto, and a copy thereof delivered to each of the parties.

ARTICLE XXXVII. ARBITRATION: Any disagreement, dispute or determination required by or arising under the provisions of XXXVI of this Lease requiring arbitration shall be carried on and concluded in accordance with the provisions of paragraphs (a) and (b) hereof.

     (a) In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine fair market Base Rent, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved commercial and industrial real estate in the Minneapolis, Minnesota metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment and be in all respects impartial and disinterested.

     (b) The party desiring such arbitration shall give written notice to that effect to the other party, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. Within twenty (20) days after service of such notice, the other party shall give written notice to the party desiring such arbitration specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. If the two (2) arbitrators so selected cannot agree within fifteen (15) days after the appointment of the second arbitrator, the two (2) arbitrators shall, within ten (10) days thereafter, select a third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the fees and expenses of the third arbitrator shall be borne equally by both parties. If the party receiving a request for arbitration fails to appoint its arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such second or third arbitrator, as the case may be, by application to any Judge of the District Court of the County of Scott, State of Minnesota, upon ten (10) days prior written notice to the other party of such intent. The arbitrators so selected shall have all rights and powers conferred on them by the Uniform Arbitration Act of the state in which the Premises are situated, and except as otherwise provided for herein, the arbitration proceedings shall be carried on and governed by such Act. Upon an established date at an established time, all three (3) arbitrators shall simultaneously submit their determinations as to fair market Base Rent, such determinations to be submitted in sealed envelopes and to be opened jointly by Lessor and Lessee. The fair market Base Rent for the Renewal Term shall be determined by averaging the two (2) arbitrators' fair market Base Rent determinations which are closest in amount to each other (or if one appraisal is less than one of the other appraisals and more than the other appraisal by the same amount, all three appraisals shall be averaged).

ARTICLE XXXVIII. BASE RENT ESCALATION. Notwithstanding anything contained in
Article I ("Base Rent") hereof to the contrary, Base Rent payable by Lessee to Lessor for the initial Premises shall escalate on the following date to the following amount:

May 1, 2006 - Six Hundred Forty Thousand Nine Hundred Eighty-Nine and 40/100
              Dollars ($640,989.40) per annum, payable monthly, in advance, in equal installments of Fifty-Three Thousand Four Hundred Fifteen and 78/100 Dollars ($53,415.78).

ARTICLE XXXIX. RENT ABATEMENT: Base Rent otherwise payable herein for the period from May 1, 2004 through April 30, 2005 shall be abated by $15,173.08 per month. Base Rent otherwise payable herein for the period from May 1, 2005 through April 30, 2006 shall be abated by $9,235.58 per month. Further, for the period from May 1, 2004 through April 30, 2005, Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses shall be reduced to 53.01%. Further, for the period May 1, 2005 through April 30, 2006, Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses shall be reduced to 64.36%.

ARTICLE XL. (DELETED BY INTENT OF THE PARTIES)

ARTICLE XLI. TERMINATION OF PRIOR LEASE IN OFFICE/WAREHOUSE COMPLEX: Upon the later of (i) May 1, 2004 or (ii) the date of delivery of possession of the Premises to Lessee with the Lessee Improvements substantially complete, the term of the prior lease for space in the Office/Warehouse Complex between the parties dated September 30, 2002 shall terminate. In the event any of the Lessee Authorized Work is to be performed in the premises demised under such prior lease, Lessee will move or remove any of its property or inventory located or stored in such premises so that the cost of such Lessee Authorized Work will not be increased over the cost of such work if such premises were vacant and Lessee shall not delay or interfere with such work.

ARTICLE XLII. ASSIGNMENT OF LEASE IN EAGLE CREEK COMMERCE CENTER EAST: Upon and effective on May 1, 2004, Lessee and Lessor shall execute and deliver to each other the Assignment and Assumption of Lease and Consent and Release Agreement in the form of Exhibit G attached hereto in respect to Lessee's existing lease in Eagle Creek Commerce Center East. Lessor will cause Opus Real Estate America II MN, L.L.C., the current owner of Eagle Creek Commerce Center East, to also execute such document at the same time that Lessor is so required to execute same. Lessor's obligation to execute same shall be contingent upon Lessee's not being in default under the terms of the Original Lease as defined in said Exhibit G as of the Effective Date as defined therein.

ARTICLE XLIII. RIGHT TO EXAMINE BOOKS AND RECORDS OF LESSOR: Lessor hereby agrees, at Lessee's request, (provided notice of the request is given to Lessor within 90 days after receipt of Lessor's final statement as to an applicable Lease Year) to make available to Lessee for its inspection and examination all of the books and records reasonably necessary to support Lessor's statement as to Lessee's Pro Rata Share of Excess Real Estate Taxes and Lessee's Pro Rata Share of Excess Operating Expenses. Such examination shall be completed and any claims made in respect thereto within 90 days after Lessee's notice requesting the right to such examination, and otherwise Lessor's statement shall be deemed final and conclusive as to the applicable Lease Year. If Lessee elects to audit such costs and expenses and Lessor's statement is in error, the appropriate party shall pay to the other such payment as may be required based upon such audit. Lessee shall keep all such information confidential.

ARTICLE XLIV. LESSEE'S RIGHT TO TERMINATE: Notwithstanding anything in this Lease (including but not limited to Article IV hereof) to the contrary notwithstanding, in the event Lessor fails to give actual possession of the Premises to Lessee (with the Exhibit F Tenant Improvements to be installed by Lessor substantially completed) on or before August 31, 2004, then Lessee shall have the option, as its sole remedy, to terminate this Lease upon notice to Lessor given subsequent to such date and prior to the date that Lessor tenders possession of the Premises (with the Exhibit F Tenant Improvements to be installed by Lessor substantially completed) to Lessee. The date August 31, 2004, shall be extended for fire, casualty, strike, action or inaction of governmental authority, terrorism, shortages of fuel, labor or supplies, or other reasons beyond Lessor's control, including, but not limited to, acts of Lessee and delays caused by Lessee. Further, in the event Lessor notifies Lessee that Lessor will not be able to give possession of the Premises by the date above specified, as it may be extended as provided above, Lessee may not terminate this Lease under the provisions hereof unless it does so within five
(5) business days of receipt by Lessee of such notice. Further, Lessee shall not have the option to terminate this Lease pursuant to this Article if Lessee has taken possession of any part of the Premises or commenced to install its equipment, trade fixtures or furniture therein. If Lessee terminates this Lease pursuant to the provisions of this Article XLIV, then the provisions of Article XLII and any documents to effectuate the termination provided for therein shall terminate ab initio.

ARTICLE XLV. INTERRUPTION OF SERVICES: Anything in this Lease to the contrary notwithstanding, in the event Lessor is unable to provide any of the utility services required to be maintained by Lessor pursuant to this Lease, and in the event such inability renders the whole or a portion of the Premises untenantable, inaccessible or unsuitable for the purposes intended hereunder for a period of three (3) consecutive days after receipt by Lessor of notice of untenantability, inaccessibility or unsuitability from Lessee, rent for the portion of the Premises rendered untenantable, inaccessible or unsuitable for the purposes intended hereunder shall abate pro rata from and after such third consecutive day until the services are restored. Anything herein to the contrary notwithstanding, there shall be no such abatement of rent if the Lessor's inability to provide such services is caused by misuse or neglect of Lessee or Lessee's agents, employees, or invitees, or by shortages of fuel or other inability of public or private suppliers to provide which is generally applicable in the vicinity of the Office/Warehouse Complex.

                                        Initials:


                                        Lessor /s/ ILLEGIBLE
                                               ---------------------------------


                                        Lessee /s/ ILLEGIBLE
                                               ---------------------------------

(OPUS(R) LOGO)

                                    EXHIBIT D

                        EAGLE CREEK COMMERCE CENTER WEST

                              TENANT SIGN CRITERIA

The building sign criteria for Eagle Creek Commerce Center West shall be as follows: It is the tenant's responsibility to provide the Main Tenant Identification Sign.

I.   Front of Building - Exterior Sign

     A)   Main Tenant Identification Signs - Exterior

          1) All exterior front of building tenant identification signs shall be limited in location to the band above the store front. See Attachment 1 for details.

          2) Tenants may use upper or lower case letters not exceeding 36 inches in height. With individual entrances, signage shall be centered vertically within the band or centered above the tenant's space if the door is off center. Where tenants share an entrance the signage is to be installed on the appropriate side of entrance per Attachment 1.

          3) The total width of letters shall not exceed 50% of total length for the front face of that portion of the building occupied by the tenant.

          4) Letter face shall be of 3/16" off-white color plexiglass with matching off-white color edge trim to be selected by owner. The letter edge depth shall be 1 1/4" (plus or minus 1/16"). The face recess shall be 1/4". The building standard lettering style shall be Helvetica Medium, but tenants may select from other type styles if approved by the building owner.

          5) Logos are not acceptable. An exception may be granted by the building owner when the logo is the name.

          6) Method of attaching letters to the building shall conform to Attachment 2.

     B)   Front Doors - Exterior/Interior

          1)   Exterior Front Doors

               a) Building address number and suite numbers are required on the main glass entrance door. Graphics shall be 4 inches high, 3M, pressure sensitive vinyl, off-white color, heat removable, Helvetica Medium typestyle, applied first surface. For individual entrances, numbers shall be centered on the door with the top of the letter 4" below the top of the glass. For shared entrance doors, numbers shall be centered on the appropriate half and 4" below the top of the glass. See Attachment 3 for details.

          2)   Interior Doors

               a) The name of the business and suite number shall appear on the interior vestibule door in all upper case letters; 4" address and 2 1/2" name. Graphics shall be 3M, pressure sensitive vinyl, off-white color, heat removable, Helvetica Medium typestyle, applied first surface.

(OPUS(R) LOGO)                                  Eagle Creek Commerce Center West
                                                            Tenant Sign Criteria
                                                                          Page 2


     II.  Truck Court Doors - Exterior/Interior Signs

               1) Exterior Service Door: Tenant provides graphics applied directly to door. 4" address, 2 1/2" name of 3M, pressure sensitive vinyl, off-white color, heat removable, Helvetica Medium typestyle, applied first surface. The first tenant shall place its name and numbers at top of door, see Attachment 3. A maximum of 2 tenants per door. All copy to be upper case.

               2) Interior Vestibule Service Door: Graphics shall be identical with front interior door per I, B, 2, a.

     III. Prohibited Signs

               1)   Prohibited signs are as follows:

                    a. Signs on glass visible from exterior except as identified in this criteria.

                    b.   Roof top signs.

                    c. Freestanding signs other than the project identification sign and appropriately authorized real estate sign(s).

                    d. The use of electrical components that flash, illuminate, revolve, rotate, or make noise.

                    e.   Auxiliary signage, including banners.

                    f. Parking space signage without approval of the owner, 3 square feet maximum.

                    g. Signs on vehicles when parked other than in a parking stall.

     IV.  Approval Process

               1) Three copies of a sign layout drawing must be submitted by tenant to the building owner. Approval must be granted in writing by the building owner prior to signage installation.

               2)   Tenant is responsible for all permits required by the City.

     V.   Miscellaneous

               1) Tenant is responsible for cost of sign removal upon vacating the space.

               2) Tenant may solicit bids from sign manufacturers of its selection.

               3) Owner reserves the right to approve alternative signage when deemed appropriate in its sole discretion.

          1 EXTERIOR TENANT SIGNAGE
(GRAPH)     --------------------------
            SINGLE ENTRY  1/8" = 1'-0"



          2 EXTERIOR TENANT SIGNAGE
(GRAPH)     --------------------------
            DOUBLE ENTRY  1/8" = 1'-0"


(OPUS(R) LOGO)                                     Eagle Creek Comm. Center West
--------------------------------------------------------------------------------
Opus Architects and Engineers, Inc.   SIGNAGE DETAILS               ATTACHMENT 1
                                         10-16-00

(GRAPH)   WALL SECTION
          PRECAST WALL PANELS

          EDGE TRIM PAINTED TO MATCH
          ROMAN HAAS PLEXIGLASS
          #7420 WHITE

          1/4" HOLE W/ EXTERIOR
          SILICONE FILL - TYP.

          3/16" DEPTH FACE
          ROMAN HAAS PLEXIGLASS
          #7420 WHITE

          ACRYLIC PAD W/ NON-CORROSIVE
          3/16" STUD - TYP.

          SOLVENT BOND

1 PLEXIGLAS EDGETRIM SECTION
  --------------------------
                  1" = 1' -0"


(OPUS(R) LOGO)                                     Eagle Creek Comm. Center West
--------------------------------------------------------------------------------
Opus Architects and Engineers, Inc.   SIGNAGE DETAILS               ATTACHMENT 2
                                         10-16-00

(GRAPH)   MAXIMUM OF 13 CHARACTERS PER TENANT NAME

          A SECOND TENANT LINE IS PERMITTED IF THE LEFT AND RIGHT PERIMETERS EXCEED THE REQUIREMENTS. A 1" SPACING BETWEEN THE TWO LINES MUST BE MAINTAINED.

1 EXTERIOR TENANT SIGNAGE
  ---------------------------------------------
  FRONT DOOR SIGNAGE / ADDRESS    1/2" = 1' -0"

(GRAPH)   MAXIMUM OF 13 CHARACTERS PER TENANT NAME

          A SECOND TENANT LINE IS PERMITTED IF THE LEFT AND RIGHT PERIMETERS EXCEED THE REQUIREMENTS. A 1" SPACING BETWEEN THE TWO LINES MUST BE MAINTAINED.

2 EXTERIOR TENANT SIGNAGE
  ----------------------------------------
  REAR DOOR SIGNAGE/ADDRESS   1/2" = 1' -0"

(OPUS(R) LOGO)                                     Eagle Creek Comm. Center West
--------------------------------------------------------------------------------
Opus Architects and Engineers, Inc.   SIGNAGE DETAILS               ATTACHMENT 3
                                         10-16-00

                                   EXHIBIT E-1

     NONDISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT

          THIS NONDISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT made as of this ____________ day of ____________. 200_, by and between ____________________
(together with any successor as mortgagee, "Mortgagee"), whose address is _____________________________________________ and ___________________________, a
________________________________________________ ("Lessee"), having an office at
_______________________________________________.

                                   WITNESSETH

          WHEREAS, Lessee is the owner of the Lessee's interest under that certain Lease which is hereinafter identified; and

          WHEREAS, Mortgagee is the mortgagee under that certain Mortgage which is hereinafter defined; and

          WHEREAS, Mortgagee and Lessee are desirous of entering into this Nondisturbance, Attornment and Subordination Agreement.

          NOW, THEREFORE, in consideration of these premises and the mutual execution of this Agreement by the parties, Mortgagee and Lessee agree as follows:

          1. Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

          Demised Premises: The property demised under the Lease.

          Lease: That certain Lease Agreement dated as of _____________________, ______, between Mortgagor, or its predecessor in interest, as landlord, and Lessee, as Lessee, as amended.

          Mortgage: That certain _______________________________________________
     ___________________________________________________________________________
     __________________________ and ________________________________________ and
     _____________________________________________________________, made by
     Mortgagor to Mortgagee, which encumbers, and shall be (or has been) recorded against, the Mortgaged Property, as the same may be amended, consolidated, spread or supplemented from time to time.

          Mortgaged Property: The Demised Premises.

          Mortgagee: _____________________________________________________.

          Mortgagor: __________________________________________________________,
     a _________________________________________________________________, or
     its successor who is the holder of the fee interest in the Mortgaged Property and of the interest of landlord under the Lease.

          Person: An individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          Purchaser: Any Person acquiring the Mortgaged Property (i) in any foreclosure or any action or proceeding (judicial or nonjudicial) instituted under or in connection with the Mortgage or (ii) by delivery of a deed or assignment given in lieu of foreclosure, and such Person's successors and assigns.

          2. Nondisturbance. As long as no default exists beyond any applicable notice and grace period under the Lease, which would then entitle the landlord under the Lease to terminate the Lease or would cause, without any further action of such landlord, the termination of the Lease or would then entitle such landlord to dispossess the Lessee thereunder, the Lease shall not be terminated, nor shall Lessee's use, possession or enjoyment of the Demised Premises be interfered with, nor shall the leasehold estate granted by the Lease (nor any rights or options of the Lessee thereunder, such as, but not limited to, rights or options to extend or renew, or rights or options to purchase so long as Lessee makes the purchase price available to the Mortgagee in satisfaction of the debt secured by the Mortgaged Property) be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with the Mortgage or in the case the Mortgagee takes possession of the Mortgaged Property pursuant to any provisions of the Mortgage, except that Purchaser shall not be (a) liable for any act or omission or default of any prior lessor or landlord (including, without limitation, the then defaulting landlord in respect of time prior to the date Purchaser acquires the Mortgaged Property) except in respect to the Landlord's obligations to complete the Office/Warehouse Complex and tenant improvements for the Premises in accordance with the provisions of the Lease or other defaults continuing beyond the date of acquisition; or (b) subject to any offsets or defenses which Lessee might have against any prior lessor or landlord (including, without limitation, the then defaulting landlord) in respect of time prior to the date Purchaser acquires the Mortgaged Property except in respect to the Landlord's obligations to complete the Office/Warehouse Complex and tenant improvements for the Premises in accordance with the provisions of the Lease and except for rights of setoff expressly provided in the Lease; or (c) bound by any rent or additional rent which Lessee might have paid for more than the current month to any prior landlord (including, without limitation, the then defaulting landlord); or (d) bound by any amendment or modification of the Lease or any cancellation or surrender of the same made subsequent to the date hereof without Mortgagee's prior written consent (which consent shall be subject to the same requirements as Landlord's consent); or (e) bound by any obligation to make any payment to Lessee which was required to be made prior to the time such Purchaser succeeded to any prior landlord's interest except in respect to the Landlord's obligations to complete the Office/Warehouse Complex and tenant improvements for the Premises in accordance with the provisions of the Lease and to restore the Office/Warehouse Complex after casualty or condemnation; or (f) bound by any obligation under the Lease to perform any work or to make any improvements to the Demised Premises except in respect to the Landlord's obligations to complete the Office/Warehouse

Complex and tenant improvements for the Premises in accordance with the provisions of the Lease and to restore the Office/Warehouse Complex after casualty or condemnation.

          3. Attornment. If the interests of the landlord under the Lease shall be transferred to a Purchaser, Lessee shall be bound to such Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Purchaser were the landlord under the Lease, and Lessee attorns to the Purchaser, including Mortgagee if it be Purchaser, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease. The respective rights and obligations of Lessee and Purchaser upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth therein, except as herein otherwise provided.

          4. Subordination. The Lease now is and at all times shall continue to be subject and subordinate in each and every respect to the lien of the Mortgage and to any and all increases, renewals, modifications, extensions, substitutions, consolidations and replacements of the Mortgage.

          5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Mortgagee, its successors and assigns as mortgagee, and Lessee and its successors and assigns as holders of the interest of the Lessee under the Lease.

          6. Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the state in which the Mortgaged Property is located.

          7. No Partnership. It is understood and agreed that the sole interest of Mortgagee in the Mortgaged Property is that of mortgagee and nothing herein is to be construed as either creating or evidencing a partnership or joint venture between Mortgagor and Mortgagee or creating a guaranty of the obligations of owner by Mortgagee.

          8. Recognition of Mortgagee as "Mortgagee" Under the Lease. Lessee hereby recognizes Mortgagee as "Mortgagee" under the Lease and agrees to forward copies of any notices required to be given to the Mortgagee pursuant to the terms of the Lease at the address of Mortgagee set forth above. Lessee further agrees that Mortgagee shall be entitled to any other rights and privileges granted to a "Mortgagee" under the Lease.

     IN WITNESS WHEREOF, Mortgagee and Lessee have executed the foregoing agreement as of the day and year first hereinabove written.


                                        ----------------------------------------
                                        Mortgagee


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        ----------------------------------------
                                        Lessee


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

STATE OF __________________________)
                                   ) ss.
COUNTY OF _________________________)

     The foregoing was acknowledged before me this __________________ day of ______________, ________, by _________________________________________________,
the ___________________________________________________________________ of
___________________________________________, a ______________________under the laws of the State of_________________________, on behalf of the ______________.


NOTARY STAMP OR SEAL:                   ----------------------------------------
                                        SIGNATURE OF PERSON TAKING
                                        ACKNOWLEDGMENT

 STATE OF__________________________)
                                   ) ss.
 COUNTY OF_________________________)

     The foregoing was acknowledged before me this __________________ day of _____________, ________, by __________________________________________________,
the _______________________________________________________________________ of
___________________________________________, a _____________________ under the laws of the State of ________________________, on behalf of the ______________.


NOTARY STAMP OR SEAL:                   ----------------------------------------
                                        SIGNATURE OF PERSON TAKING
                                        ACKNOWLEDGMENT

                                   EXHIBIT E-2

         FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation with offices at 730 Third Avenue, New York, New York 10017 ("Lender") and _________________________________________________,
a [an] [individual] name of state [corporation] [limited liability company] [general partnership] [limited partnership] [d/b/a ________________] with its principal place of business at _____________________("Tenant").

RECITALS:

     A. Lender has made or is about to make a loan (together with all advances and increases, the "Loan") to _________________________, a [an] [individual] [corporation] [limited company] [general partnership] [limited partnership] ("Borrower").

     B. Borrower, as landlord, and Tenant have entered into a lease dated ________________ as amended by amendments dated __________________________ (the
"Lease") which leased to Tenant [Suite No.____________] [Floor _________] [Store No. _________] (the "Leased Space") located in the Property (defined below).

     C. The Loan is or will be secured by the [Open-End] Mortgage, Assignment of Leases and Rents, Fixture Filing Statement and Security Agreement recorded or to be recorded in the official records of the County of _________________, State or Commonwealth of _________________________(together with all advances, increases, amendments or consolidations, the "Mortgage") and the Assignment of Leases and Rents recorded or to be recorded in such official records (together with all amendments or consolidations, the "Assignment"), assigning to Lender the Lease and all rent, additional rent and other sums payable by Tenant under the Lease (the "Rent").

     D. The Mortgage encumbers the real property, improvements and fixtures located at ______________________ in the City of ___________________, County of
________________________, State or Commonwealth of ___________________________,
commonly known as __________________________________, and described on Exhibit "A" (the "Property").

     IN CONSIDERATION of the mutual agreements contained in this Agreement, Lender and Tenant agree as follows:

     1. The Lease and all of Tenant's rights under the Lease are and will remain subject and subordinate to the lien of the Mortgage and all of Lender's rights under the

Mortgage and Tenant will not subordinate the Lease to any other lien against the Property without Lender's prior consent.

     2. This Agreement constitutes notice to Tenant of the Mortgage and the Assignment and, upon receipt of notice from Lender, Tenant will pay the Rent as and when due under the Lease to Lender and the payments will be credited against the Rent due under the Lease.

     3. Tenant does not have and will not acquire any right or option to purchase any portion of or interest in the Property.

     4. Tenant and Lender agree that if Lender exercises its remedies under the Mortgage or the Assignment and if Tenant is not then in default under this Agreement and if Tenant is not then in default beyond any applicable grace and cure periods under the Lease:

          A. Lender will not name Tenant as a party to any judicial or non-judicial foreclosure or other proceeding to enforce the Mortgage unless joinder is required under applicable law but in such case Lender will not seek affirmative relief against Tenant, the Lease will not be terminated and Tenant's possession of the Leased Space will not be disturbed;

          B. If Lender or any other entity (a "Successor Landlord") acquires the Property through foreclosure, by other proceeding to enforce the Mortgage or by decd-in-lieu of foreclosure (a "Foreclosure"), Tenant's possession of the Leased Space and other rights under the Lease will not be disturbed and the Lease will continue in full force and effect between Successor Landlord and Tenant; and

          C. If, notwithstanding the foregoing, the Lease is terminated as a result of a Foreclosure, a lease between Successor Landlord and Tenant will be deemed created, with no further instrument required, on the same terms as the Lease except that the term of the replacement lease will be the then unexpired term of the Lease. Successor Landlord and Tenant will execute a replacement lease at the request of either.

     5. Upon Foreclosure, Tenant will recognize and attorn to Successor Landlord as the landlord under the Lease for the balance of the term. Tenant's attornment will be self-operative with no further instrument required to effectuate the attornment except that at Successor Landlord's request, Tenant will execute instruments reasonably satisfactory to Successor Landlord confirming the attornment.

     6. Successor Landlord will not be:

          A. liable for any act or omission of any prior landlord under the Lease occurring before the date of the Foreclosure except for repair and maintenance obligations of a continuing nature imposed on the landlord under the Lease and except for rights of continuing offset as may be expressly provided for in the Lease of which Lender has notice at the time of commencement of foreclosure proceedings;

          B. required to credit Tenant with any Rent paid more than one month in advance or for any security deposit unless such Rent or security deposit has been received by Successor Landlord;

          C. bound by any amendment, renewal or extension of the Lease subsequent to the date hereof that is inconsistent with the terms of this Agreement or is not in writing and signed both by Tenant and landlord or otherwise consented to by Lender or Successor Landlord;

          D. bound by any reduction of the Rent unless the reduction is in connection with an extension or renewal of the Lease at prevailing market terms or was made with Lender's prior consent;

          E. bound by any reduction of the term(1) of the Lease or any termination, cancellation or surrender of the Lease unless the reduction, termination, cancellation or surrender occurred during the last 6 months of the term or was made with Lender's prior consent;

          F. bound by any amendment, renewal or extension of the Lease entered into subsequent to the date hereof without Lender's prior consent if the Leased Space represents 50% or more of the net rentable area of the building in which the Leased Space is located;

          G. subject to any credits, offsets (except continuing offsets expressly provided for in the Lease of which Lender has notice at the time of commencement of foreclosure proceedings), claims, counterclaims or defenses that Tenant may have that arose prior to the date of the Foreclosure or liable for any damages Tenant may suffer as a result of any misrepresentation, breach of warranty or any act of or failure to act by any party other than Successor Landlord;

          H. bound by any obligation to make improvements to the Property, including the Leased Space, to make any payment or give any credit or allowance to Tenant provided for in the Lease or to pay any leasing commissions arising out of the Lease, except that Successor Landlord will be:

                    (i) bound by any such obligations provided for in the initial Lease;

                    (ii) bound by any such obligations if the overall economic terms of the Lease (including the economic terms of any renewal options) represented market terms for similar space in properties comparable to the Property when the Lease was executed; and

----------
(1) For purposes of this subparagraph "the term of the Lease" includes any exercised renewal term after the right to renew has been exercised

                    (iii) bound to comply with the casualty and condemnation provisions included in the Lease;

or

          I. liable for obligations under the Lease with respect to any off-site property or facilities for the use of Tenant (such as off-site leased space or parking) unless Successor Landlord acquires in the Foreclosure the right, title or interest to the off-site property.

     7. Lender will have the right, but not the obligation, to cure any default by Borrower, as landlord, under the Lease. Tenant will notify Lender of any default that would entitle Tenant to terminate the Lease or abate the Rent and any notice of termination or abatement will not be effective unless Tenant has so notified Lender of the default and Lender has had a 30-day cure period (or such longer period as may be necessary if the default is not susceptible to cure within 30 days) commencing on the later to occur of the date on which (i) the cure period under the Lease expires or (ii) Lender receives the notice required by this paragraph.

     8. All notices, requests or consents required or permitted to be given under this Agreement must be in writing and sent by certified mail, return receipt requested or by nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at the address set forth above.

     9. Any claim by Tenant against Successor Landlord under the Lease or this Agreement will be satisfied solely out of Successor Landlord's interest in the Property and Tenant will not seek recovery against or out of any other assets of Successor Landlord. Successor Landlord will have no liability or responsibility for any obligations under the Lease that arise subsequent to any transfer of the Property by Successor Landlord.

     10. This Agreement is governed by and will be construed in accordance with the laws of the state or commonwealth in which the Property is located.

     11. This Agreement binds and inures to the benefit of Lender and Tenant and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

     12. This Agreement contains the entire agreement between Lender and Tenant with respect to the subject matter of this Agreement, may be executed in counterparts that together constitute a single document and may be amended only by a writing signed by Lender and Tenant.

     IN WITNESS WHEREOF, Lender and Tenant have executed and delivered this Agreement as of _______________________, 1998.

                                        TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA,
                                        a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Insert Name of Tenant,
                                        a [an] [individual]
                                                            --------------------
                                        [corporation] [limited liability
                                        company] [general partnership]
                                        [limited partnership] [d/b/a

                                        --------------------------------------].


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     [OBSERVE ALL STATE SPECIFIC REQUIREMENTS FOR EXECUTION OF A RECORDABLE
            DOCUMENT AND ADD STATE-APPROVED FORMS OF ACKNOWLEDGMENT]

                                 ACKNOWLEDGMENT

State of _______________________ )
                                 ) ss:
County of ______________________ )

     On this the _______ day of _______________________, 200____, before me, the undersigned officer, personally appeared ________________________________ who acknowledged himself to be the __________________________ of ____________________________________, a corporation, and that he, as such
_____________________________ being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as _______________________________________.

     In witness whereof I hereunto set my hand and official seal.


                                        ----------------------------------------

                                        ----------------------------------------
                                                     Title of Officer


                                        Initials:

                                        Lessor
                                               ---------------------------------
                                        Lessee
                                               ---------------------------------

                                    EXHIBIT F

Sheet ID-1   Floor Plan and Key Plan dated 12/30/03
Sheet ID-2   Enlarged Office Plan

All prepared by Opus Architects and Engineers

Outline Specifications for Chief Manufacturing Tenant Improvement, Eagle Creek Commerce Center West, Savage, Minnesota prepared by Opus Northwest, L.L.C. dated January 12, 2004

                                    EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       AND CONSENT AND RELEASE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND CONSENT AND RELEASE AGREEMENT ("Agreement") is made as of May 1, 2004, by and between CHIEF MANUFACTURING, INC., a Minnesota corporation ("Chief"), OPUS NORTHWEST, L.L.C., a Delaware limited liability company ("Opus Northwest"), and OPUS REAL ESTATE AMERICA II MN, L.L.C., a Delaware limited liability company ("ORE II").

                                    RECITALS:

     A. Chief, as tenant, entered into an Office/Warehouse Lease with Opus Northwest, as landlord, dated May 30, 2000 ("Original Lease"), for certain office/warehouse premises in the office/warehouse complex known and described as Eagle Creek Commerce Center, and located at 12800 South Highway 13, Savage, Minnesota, and legally described on the attached EXHIBIT "A".

     B. The landlord's interest under the Original Lease was assigned by Opus Northwest to ORE II pursuant to a certain Assignment and Assumption of Leases dated August 31, 2000.

     C. The Original Lease was amended pursuant to a certain First Amendment to Office/Warehouse Lease by and between Chief, as tenant, and ORE II, as landlord, dated November 20, 2001. The Original Lease, as so amended, is herein referred to as the "Lease."

     D. In connection with the execution and delivery of a replacement lease for new space in a different building by and between Opus Northwest, as landlord, and Chief, as tenant ("Replacement Lease"), Chief has required, and Opus Northwest has agreed, that Chief assign to Opus Northwest, and Opus Northwest assume all tenant obligations under the Lease accruing from and after the Commencement Date of the Replacement Lease which is May 1, 2004 ("Effective Date").

     E. In order to induce Chief to enter into the Replacement Lease, Chief has required that ORE II release Chief from liability arising or accruing under the Lease from and after the Effective Date.

     F. ORE II is willing to so release Chief upon the terms and conditions hereinafter set forth, including without limitation, the express assumption by Opus Northwest of the obligations of Chief under the Lease accruing on and after the Effective Date.

                                   AGREEMENT:

     In consideration of the foregoing recitals and other good and valuable consideration, Chief and Opus Northwest agree as follows:

     1. ASSIGNMENT BY CHIEF. Chief hereby assigns and transfers to Opus Northwest, effective as of the Effective Date, all right, title and interest of Chief in and to the Lease including, without limitation, all of the rights, duties, covenants, provisions, conditions and obligations of Chief as lessee under the Lease.

     2. ACCEPTANCE OF ASSIGNMENT BY OPUS NORTHWEST. For the benefit of Chief and ORE II, Opus Northwest hereby accepts the assignment of the Lease, effective as of the Effective Date, and assumes and agrees to keep, perform and fulfill all of the duties, covenants, provisions, conditions and obligations of the lessee under the Lease which accrue on and after the Effective Date.

     3. INDEMNIFICATION BY CHIEF. Chief will indemnify, defend and hold harmless Opus Northwest and Opus Northwest's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Lease as a result of any obligations and duties of the lessee under the Lease accruing prior to the Effective Date.

     4. INDEMNIFICATION BY OPUS NORTHWEST. Opus Northwest will indemnify, defend and hold harmless Chief and Chief's employees, partners, directors, officers, affiliates, subsidiaries, shareholders, agents and representatives from any and all liabilities, claims, damages, costs or expenses (including reasonable attorneys' fees) arising under the Lease as a result of any obligations and duties of the lessee under the Lease accruing on or after the Effective Date.

     5. CONSENT OF ORE II. Provided that Chief is not then in default of any of its obligations and duties under the Lease as of the Effective Date, ORE II will consent to the assignment by Chief to Opus Northwest of the Lease on the Effective Date as herein described.

     6. RELEASE OF ORE II. Provided that Chief is not then in default of any of its obligations and duties under the Lease as of the Effective Date, ORE II agrees to release Chief from all obligations and liabilities of the lessee under the Lease accruing on or after the Effective Date. Opus Northwest, ORE II and Chief hereby acknowledge and confirm that Chief was never required to make the security deposit referred to in Article XXVI of the Lease and that, accordingly, neither Opus Northwest nor ORE II holds a security deposit from or paid by Chief..

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     8. AUTHORITY. Each of the parties signing this Agreement hereby warrants and represents that it has the full legal power, authority and right to execute, deliver and perform the obligations under this Agreement, that this Agreement has been duly authorized by all requisite actions on the part of such warranting party, and that no remaining action or third party action is required to make this Agreement binding upon such party.

     9. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     10. ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Agreement, the interpretation of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Agreement shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

     11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     12. Chief represents to Opus Northwest and ORE II that Chief has not heretofore assigned or transferred any interest in the Original Lease to any third party.

     13. Chief agrees that it will vacate and surrender the premises demised under the Original Lease on April 30, 2004 in the same condition that Chief would be required to surrender same if the Original Lease terminated on April 30, 2004.

     14. Chief represents and warrants to Opus Northwest and ORE II that the Tenant Improvements to be installed and constructed by the landlord as provided in Article XXX of the Original Lease have been satisfactorily completed and that said landlord has no further obligation to construct or install any Tenant Improvements under the Original Lease. Chief also hereby acknowledges and confirms that Chief has no claim against Opus Northwest or the landlord under the Original Lease for liquidated damages as provided in Article XXXV of the Original Lease.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Chief, Opus Northwest and ORE II have executed this Agreement as of the date first above written.

                                        CHIEF:

                                        CHIEF MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                        OPUS NORTHWEST:

                                        OPUS NORTHWEST, L.L.C.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                        ORE II:

                                        OPUS REAL ESTATE AMERICA II, L.L.C.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                                   EXHIBIT "A"

                               (LEGAL DESCRIPTION)